PROSPECTUS/PROXY STATEMENT

PNC Intermediate Tax Exempt Bond Fund

PNC Tax Exempt Limited Maturity Bond Fund

Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Each of the above-referenced series of PNC Funds (each a “PNC Fund”) will hold a special meeting of shareholders on November 5, 2019. The meeting will be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202 at 11:00 a.m. (Eastern time). Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of August 7, 2019, you have a right to vote on these events, and we urge you to do so at your earliest convenience. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

It is proposed that each PNC Fund reorganize into a corresponding Federated fund (each a “Federated Fund,” and, together with each PNC Fund, the “Funds”) with generally substantially similar investment objectives and strategies (each a “Reorganization”).

PNC Capital Advisors, LLC (the “PNC Funds Adviser”) also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser (as defined below) may seek to cause the Funds to waive this condition under the Agreement and Plan of Reorganization to allow for any reorganization to proceed independent of the approval of any other reorganization.

Why has the Board of Trustees recommended that I vote in favor of the Reorganizations?

The Board of Trustees of PNC Funds (the “Reorganizing Funds Trust”) recommends you vote in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.

•	The PNC Funds Adviser has informed the Board of Trustees of the Reorganizing Funds Trust that the Reorganizations are proposed for strategic and financial reasons.

•	Federated Investors, Inc. and its various subsidiaries, the advisers to the Federated Funds (each a “Federated Funds Adviser”), believe that the investment objectives, policies, risks and limitations of each of PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund and its corresponding surviving Federated Fund are generally substantially similar when compared to the PNC Funds. Please see “Summary – Comparison of Investment Objectives and Policies” on page 3 for more information.
•	Federated Investors, Inc. and the Federated Funds Adviser believe that the Federated Funds have competitive expense ratios, with shareholder fees anticipated to decrease in certain instances, notwithstanding increases in certain other instances. The Federated Funds generally have competitive performance to their corresponding PNC Funds for the 1-, 5- and 10-year periods ended December 31, 2018, although the PNC Funds have outperformed the Federated Funds in certain annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds for each proposed Reorganization.

•	The Federated Funds Adviser also believes the Reorganizations could result in larger, more viable Funds with the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of each Federated Fund over time.

•	After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally substantially similar investment strategy through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) become part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and (3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.

Please see the section entitled “Summary – Reasons for the Proposed Reorganizations” in the Prospectus/Proxy Statement for more information.

Who is the investment adviser to the Federated Funds?

Federated Investors, Inc. is one of the largest investment management organizations in the United States. Through its advisory subsidiaries, Federated advises 130 funds and manages approximately $502.2 billion in assets under management as of June 30, 2019. Federated has provided asset management services for institutional and individual investors since 1955. (Please refer to “Summary – Fund Management” in the enclosed Prospectus/Proxy Statement for more information.)

How will the Reorganizations affect my investment?

•	Each Reorganization is expected to be a tax-free reorganization at the Fund-level under the Internal Revenue Code of 1986, as amended. However, each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.
•	The cash value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the Reorganization. You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value of the PNC Fund shares that you own at the time of the Reorganization. However, because the values of the assets of each PNC Fund will be determined for these purposes in accordance with the corresponding Federated Fund’s valuation procedures (and not the PNC Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the PNC Funds’ valuation procedures) and the value of your investment immediately after the Reorganization. The PNC Funds Adviser and the Federated Funds Adviser do not anticipate that any such differences in valuation procedures would result in material changes to the cash value of your investment.

If you own shares of:	You will receive shares of:
PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares

PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares

For detailed information on the Funds’ fees and expenses, please see the section “Comparative Fee Tables.”

How will the Reorganization affect my fees?

Please see the table below reflecting the pre-reorganization total annual operating expenses for each of the PNC Funds and classes, on a gross and net basis, and the anticipated post-reorganization total annual operating expenses of the corresponding Federated Funds and classes, on both a gross and net basis.

Amounts stated are subject to fee waivers and expense limitations as described in more detail in the section “Comparative Fee Tables.”

PNC Fund	Pre-Reorganization Total Annual Operating Expenses Gross/Net	Federated Fund	Post-Reorganization Total Annual Operating Expenses Gross/Net*
PNC Intermediate Tax Exempt Bond Fund		Federated Intermediate Municipal Trust
Class A	2.00%/0.79%	Service Shares	1.11%/0.73%
Class C	21.19%/1.54%	Service Shares	1.11%/0.73%
Class I	0.84%/0.54%	Institutional Shares	0.86%/0.48%
PNC Tax Exempt Limited Maturity Bond Fund		Federated Short-Intermediate Duration Municipal Trust
Class A	9.21%/0.79%	Service Shares	1.06%/0.71%
Class I	0.69%/0.54%	Institutional Shares	0.81%/0.46%
*	The Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. While the Federated Funds Adviser does not anticipate changes to these waivers and/or reimbursements, these additional arrangements may only be terminated or the limits on the fee waivers increased prior to the termination dates with the agreement of the Federated Funds Board. See “Comparative Fee Tables” for more details.

When will the Reorganizations occur?

Assuming shareholder approval is obtained with respect to each PNC Fund, each Reorganization is currently expected to occur after the close of business on or about November 15, 2019.

Who will pay for the Reorganizations?

The Agreement and Plan of Reorganization by and between the Reorganizing Funds Trust, a Delaware statutory trust, on behalf of each of the PNC Funds, and, as applicable, Federated Short-Intermediate Duration Municipal Trust, a Massachusetts business trust, or Intermediate Municipal Trust, a Massachusetts business trust, each on behalf of their Federated Funds series provide that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except (i) the Federated Funds shall bear expenses, if any, associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the transfer or sale and purchase of portfolio securities. (Please refer to “Information About the Reorganizations – Costs of Reorganizations” in the enclosed Prospectus/Proxy Statement for further information.)

What should I do in connection with the Reorganizations?

Please vote your shares today. If the Reorganization for your PNC Fund is approved and consummated, you will receive shares of the corresponding Federated Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote:

•	Online: Use the web address on the enclosed ballot;
•	Telephone: Use the toll-free telephone number on the enclosed ballot;
•	Mail: Complete and return the enclosed ballot in the enclosed postage paid envelope; or
•	In person: At the meeting to be held on November 5, 2019

If you:

1.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone or other means to request that you cast your vote.

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call PNC Funds toll-free at 1-800-622-3863 or the proxy solicitor toll-free at 855-486-7907.

Thank you in advance for your vote.

Recommendations of the Boards of Trustees:

After careful consideration, the Board of Trustees of the PNC Funds has unanimously approved this proposal with respect to each PNC Fund. The Boards of Trustees of the Federated Funds have also unanimously approved this proposal with respect to each Federated Fund. The Board of Trustees of the PNC Funds recommends that you read the enclosed materials carefully and vote FOR the proposal.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

PNC Funds

PNC Intermediate Tax Exempt Bond Fund

PNC Tax Exempt Limited Maturity Bond Fund

To be held November 5, 2019

A Special Meeting of Shareholders (the “Special Meeting”) of each of the funds listed above (each a “PNC Fund” or a “Reorganizing Fund”) will be held at 11:00 a.m. (Eastern time) on November 5, 2019, at the offices of PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202. At the Special Meeting, shareholders will consider the following proposal with respect to each Reorganizing Fund:

1.	To approve an Agreement and Plan of Reorganization pursuant to which a Federated fund (each, a “Federated Fund” or a “Surviving Fund”) would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of a PNC Fund’s liabilities recorded on the PNC Fund’s books) of the corresponding PNC Fund as set forth in the chart below, in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.

If you own shares of:	You will receive shares of:
PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares

PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares

PNC Capital Advisors, LLC (the “PNC Funds Adviser”) also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser may seek to cause the Funds to waive this condition under the Agreement and Plan of Reorganization to allow for any reorganization to proceed independent of the approval of any other reorganization.

Please take some time to read the enclosed combined Prospectus/Proxy Statement. It discusses the proposal in more detail. If you were a shareholder as of the close of business on August 7, 2019, you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. You are welcome to attend the Special Meeting in person. If you cannot attend in person, please vote by mail, telephone or online via the internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call 855-486-7907. It is important that you vote. The Board of Trustees of each PNC Fund recommends that you vote FOR the proposal.

By order of the Board of Trustees, /s/ Jennifer Spratley

Jennifer Spratley
President
September 26, 2019

PROSPECTUS/PROXY STATEMENT

September 26, 2019

RELATING TO THE ACQUISITION OF THE ASSETS OF

PNC FUNDS

One East Pratt Street – 5th Floor

Baltimore, MD 21202

Telephone No: 1-800-622-3863

BY AND IN EXCHANGE FOR SHARES OF

CERTAIN FEDERATED FUNDS

4000 Ericsson Drive

Warrendale, PA 15086-7561

Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) each to be effected pursuant to an Agreement and Plan of Reorganization (the “Plan”), upon which shareholders of the PNC Funds (as described below) will be asked to vote at a Special Meeting to be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street – 5th Floor, Baltimore, MD 21202, at 11:00 a.m. (Eastern time), on November 5, 2019. If approved by shareholders and all conditions are met or waived, the Reorganizations will be consummated on or about November 15, 2019 (the “Closing Date”). Under the Plan, the portfolios (each, a “PNC Fund” or “Reorganizing Fund” and collectively the “PNC Funds” or “Reorganizing Funds”) of PNC Funds (the “Reorganizing Funds Trust”) as described in the chart below, will transfer all or substantially all of their assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books) to certain Federated funds (each a “Federated Fund” or “Surviving Fund” and collectively, as applicable, the “Federated Funds” or “Surviving Funds”) in exchange for shares of the respective Federated Funds as set forth in the chart below:

Reorganizing Fund (a series of the Reorganizing Funds Trust)	Surviving Fund (a series of Intermediate Municipal Trust)
PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares
Reorganizing Fund (a series of the Reorganizing Funds Trust)	Surviving Fund (a series of Federated Short-Intermediate Duration Municipal Trust)
PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares

The PNC Funds and the Federated Funds are sometimes referred to individually as a “Fund” and, collectively, as applicable, the “Funds.”

The Board of Trustees of the PNC Funds determined that participation by each PNC Fund in its respective Reorganization is in the best interests of such PNC Fund. The Board of Trustees of the Federated Funds also determined that participation by each Federated Fund in its respective Reorganization is in the best interests of such Federated Fund. Information on the rationale for the Reorganizations is included in this Prospectus/Proxy Statement in the section entitled “Summary – Reasons for the Proposed Reorganizations.” For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the PNC Funds and the Board of Trustees of the Federated Funds are each referred to, as applicable, as the “Board.”

Federated Intermediate Municipal Trust and Federated Short-Intermediate Duration Municipal Trust are managed by Federated Investment Management Company (the “Federated Funds Adviser”) and the Federated Funds Adviser is an indirect wholly-owned subsidiary of Federated Investors, Inc. (“Federated”). PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund are managed by PNC Capital Advisors, LLC (the “PNC Funds Adviser”).

The PNC Funds Adviser also advises other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other PNC funds are voting on a similar proposal that involves their PNC fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of other PNC funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement.

Each Reorganization is conditioned on the approval of all the other reorganizations, including those that are not part of this Prospectus/Proxy Statement, but the PNC Funds Adviser and the Federated Funds Adviser may seek to cause the Funds to waive this condition under the Plan to allow for any reorganization to proceed independent of the approval of any other reorganization.

The Reorganizations are expected to be tax-free reorganizations at the Fund-level under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganizations, see “Summary – Tax Consequences.” However, each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.

Additional information about the Funds is available in the following documents, which are incorporated by reference into (and therefore legally part of) this Prospectus/Proxy Statement.

1.	A Statement of Additional Information (“SAI”) dated September 26, 2019, relating to this Prospectus/Proxy Statement (File Nos. 333-233476 and 811-04314 and 333-233478 and 811-03181).
2.	Prospectus and SAI dated July 31, 2019, for Federated Intermediate Municipal Trust (File Nos. 002-98237 and 811-04314).
3.	Prospectus and SAI dated August 31, 2019, for Federated Short-Intermediate Duration Municipal Trust (File Nos. 002-72277 and 811-03181).
4.	Annual Report dated May 31, 2019, for Federated Intermediate Municipal Trust (File No. 811-04314).
5.	Annual Report dated June 30, 2019, for Federated Short-Intermediate Duration Municipal Trust (File No. 811-03181).
6.	Prospectus and SAI dated September 28, 2018, for PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (File Nos. 033-00488 and 811-04416).
7.	Annual Report dated May 31, 2019, for PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (File No. 811-04416).

Copies of these materials and other information about the PNC Funds and the Federated Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about the PNC Funds and the Federated Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

Proxy materials, reports, and other information filed by PNC Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., and at certain regional offices. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

Shareholders of record of the PNC Funds as of August 7, 2019 (the “Record Date”) are entitled to receive this Prospectus/Proxy Statement and to vote at the Special Meeting.

An investment in the Funds is not a deposit of PNC Bank, N.A. (“PNC”), the parent company of the PNC Funds Adviser, or Federated and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, PNC or any other bank, or Federated. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

Shares of the Funds offered by this Prospectus/Proxy Statement are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of, or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed Reorganizations are approved, as described in more detail in the Plan, each PNC Fund will transfer all or substantially all of its assets to the corresponding Federated Funds in exchange for shares of the applicable share class(es) of the corresponding Federated Fund (as set for in the below table). The shares of the corresponding Federated Fund then will be distributed pro rata to shareholders of the corresponding class(es) by the PNC Fund in complete liquidation, dissolution and termination of the PNC Fund. The Federated Funds are expected to be the legal and accounting survivors in the Reorganizations. The form of the Plan is attached to this Prospectus/Proxy Statement as Annex A.

Reorganizing Fund (each a series of the Reorganizing Funds Trust)	Surviving Fund (a series of Intermediate Municipal Trust)
PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares
Reorganizing Fund (a series of the Reorganizing Funds Trust)	Surviving Fund (a series of Federated Short-Intermediate Duration Municipal Trust)
PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares

The cash value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the Reorganization. You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value (“NAV”) of the PNC Fund shares that you own at the time of the Reorganization. However, because the values of the assets of each PNC Fund will be determined for these purposes in accordance with the corresponding Federated Fund’s valuation procedures (and not the PNC Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the PNC Funds’ valuation procedures) and the value of your investment immediately after the Reorganization. The PNC Funds Adviser and the Federated Funds Adviser do not anticipate that any such differences in valuation procedures would result in material changes to the value of your investment.

To the extent that there are any material differences between the prices of the portfolio assets of each PNC Fund using the corresponding Federated Fund’s valuation procedures as compared to the prices of the same portfolio assets using the PNC Fund’s valuation procedures, the Reorganizing Funds Trust, Intermediate Municipal Trust, and Federated Short-Intermediate Duration Municipal Trust have agreed to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve those before the Closing Date.

The PNC Funds may stop accepting new accounts on or about November 8, 2019 and investments from existing accounts on or about November 14, 2019, in order to facilitate the transfer of portfolio securities to the Federated Funds as part of the Reorganizations. After the distribution and liquidation of the PNC Funds described above, the PNC Funds will have no shares of beneficial interest outstanding, the PNC Funds’ affairs will be wound down and the PNC Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. The Reorganizations will result in a complete liquidation, dissolution and termination of the PNC Funds. If shareholders of any PNC Fund fail to approve its Reorganization, the Board of Trustees of PNC Funds will consider what other actions, if any, may be appropriate, including liquidating the PNC Fund.

For a comparison of the investment objectives, policies and risks of the PNC Funds and the Federated Funds, see “Summary – Comparison of Investment Objectives and Policies” and “Summary – Comparison of Investment Risks.” Information concerning shares of the Federated Funds as compared to shares of the PNC Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables” and “Information About the Reorganizations – Description of the PNC Funds and Federated Fund Capitalization.”

Financial Highlights for the PNC Funds and the Federated Funds are attached to this Prospectus/Proxy Statement as Annex F.

For more complete information, please read the prospectuses and SAIs as detailed on Annex B.

REASONS FOR THE PROPOSED REORGANIZATIONS

At a meeting held on May 23, 2019 (the “May Meeting”), the Board of Trustees of the PNC Funds (the “PNC Funds Board”), all of whom are trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), met with representatives of the PNC Funds Adviser and with representatives of Federated and the Federated Funds Adviser to discuss the Reorganizations. On June 11, 2019 (the “June Meeting”), the PNC Funds Board again discussed and ultimately approved the Reorganizations on behalf of each PNC Fund.

The PNC Funds Adviser informed the PNC Funds Board that the Reorganizations were proposed for strategic and financial reasons. The PNC Funds Adviser undertook a strategic review process focused on the capabilities, strategic alignment and comparative value of certain products and strategies offered by the PNC Funds Adviser. A component of this strategic review focused on the offering of its proprietary mutual funds. After a thorough review, the PNC Funds Adviser determined that the manufacture, sponsorship and distribution of proprietary mutual funds is not aligned with PNC’s overall strategy and is not a competitive advantage for PNC. The PNC Funds Adviser believes that each proposed Reorganization also will potentially benefit each PNC Fund due to: (1) the substantially larger scale across equity, fixed-income and money market funds provided by Federated which may lead to lower expenses; (2) better distribution opportunities to continue to grow the Funds through Federated’s more established relationships with key financial intermediaries (which may further benefit the potential economies of scale); (3) Federated’s focused commitment to the asset management industry and its ability to reinvest in its core business; and (4) Federated’s willingness to support PNC Funds Adviser’s holistic exit of the mutual fund advisory business that aligns with PNC’s strategic intent. Please see “Summary – Comparison of Investment Objectives and Policies,” “Summary – Comparison of Investment Risks,” and “Summary – Comparison of Investment Limitations” in this Prospectus/Proxy Statement for additional information.

As of June 30, 2019, the approximate net assets of the PNC Funds and Federated Funds, including net assets of other classes of the Federated Funds that are not participating in the Reorganizations, were as follows:

PNC Funds	Net Assets	Federated Funds	Net Assets
PNC Intermediate Tax Exempt Bond Fund	$ 34.3 million	Federated Intermediate Municipal Trust	$ 71.5 million
PNC Tax Exempt Limited Maturity Bond Fund	$ 78.2 million	Federated Short-Intermediate Duration Municipal Trust	$ 766.0 million

The Reorganizations are intended to be tax-free reorganizations under the Code for the PNC Funds, their shareholders and the Federated Funds. As a non-waivable condition to the Reorganizations, the PNC Funds and Federated Funds will receive opinions of counsel that the Reorganizations will be considered tax-free “reorganizations” under applicable provisions of the Code such that no gain or loss will be recognized directly as a result of the Reorganizations and that the applicable Surviving Fund and the applicable Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. Each tax opinion will satisfy the requirements for such a legal opinion set forth in the form of Agreement and Plan of Reorganization. Note that each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

Each Agreement and Plan of Reorganization provides that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except as contemplated below. The Federated Funds Adviser, or its affiliates, and/or the PNC Funds Adviser, or its affiliates, will bear certain expenses associated with Federated Funds’ and PNC Funds’ participation in the Reorganizations. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the prospectus/proxy statement on Form N-14; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the prospectus/proxy statement on Form N-14; (e) solicitation costs of the transaction; and (f) other related administrative or operational costs. Each of the foregoing expenses will be borne by the Federated Funds Adviser, or its affiliates, and/or the Reorganizing Fund Adviser, or its affiliates, as agreed between them, and will not be borne by the Funds. The Surviving Funds shall bear expenses, if any, associated with the qualification of shares of the Surviving Funds for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities.

The PNC Funds Adviser informed the PNC Funds Board that the PNC Funds may dispose of a limited portion of their respective portfolio securities prior to the proposed Reorganizations being consummated to better align the portfolios of the PNC Funds and the Federated Funds. It is currently anticipated that the Federated Funds will acquire a significant amount (if not nearly all) of the portfolio securities of the PNC Funds at the time of the Reorganizations. As of the date of this Prospectus/Proxy Statement, it is difficult to determine which portfolio securities of the PNC Funds will be sold (if any) in connection with the proposed Reorganizations because the PNC Funds Adviser may determine to sell any security as part of its normal investment process and purchase replacement securities between now and the consummation date on or about November 15, 2019.

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

This section will help compare the investment objectives and policies of the PNC Funds with the corresponding Federated Funds. In general, although the Funds describe them somewhat differently, the investment objectives and policies of the Funds are generally substantially similar. The differences in the Funds’ investment objectives and policies are discussed below. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Funds as part of the Federated “family” of funds and the PNC Funds as part of the PNC “family” of funds. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to achieve its investment objectives by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. For more complete information, please see Annex C for a side-by-side comparison of the Funds’ investment objectives and policies. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

INVESTMENT OBJECTIVES

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)
The Fund seeks to provide current income that is exempt from regular federal income tax, while preserving capital.	The Fund’s fundamental investment objective is to provide current income exempt from federal regular income tax.
PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)
The Fund seeks to provide current income that is exempt from regular federal income tax, while preserving capital.	The Fund’s fundamental investment objective is to provide dividend income which is exempt from federal regular income tax.

The investment objectives for the PNC Funds are non-fundamental, which means the investment objectives may be changed with Board approval but without shareholder approval. The investment objectives of the Federated Funds are fundamental, which means the investment objectives may be changed only with Board and shareholder approval.

INVESTMENT POLICIES

PNC Intermediate Tax Exempt Bond Fund - Federated Intermediate Municipal Trust

The Funds’ principal investment strategies are generally substantially similar. Each Fund invests primarily in a portfolio of securities exempt from regular federal income tax, although PNC Intermediate Tax Exempt Bond Fund limits its investments in securities subject to the federal alternative minimum tax as described below, whereas Federated Intermediate Municipal Trust does not so limit its investments. In addition, PNC Intermediate Tax Exempt Bond Fund normally will maintain a dollar-weighted average duration of between three and ten years, whereas Federated Intermediate Municipal Trust does not target a specific duration range, although it invests, under normal circumstances, at least 80% of its net assets in a portfolio of municipal securities with an average weighted maturity of not less than three nor more than ten years. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Intermediate Tax Exempt Bond Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories, possessions of the United States, the District of Columbia and their political subdivisions, and each of their agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the PNC Funds Adviser considers each security’s yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average duration of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax).

The Fund primarily invests in investment-grade municipal securities rated in one of the four highest rating categories as determined by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. If a security is downgraded, the PNC Funds Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund may invest up to 10% of its assets in below-investment-grade securities, also known as high-yield bonds or “junk bonds” (generally rated below BBB, Baa, or an equivalent rating by an NRSRO).

The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest without limit in other derivative instruments including those related to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

Federated Intermediate Municipal Trust pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax.

The Fund’s investment adviser may invest the Fund’s assets without limitation in investments the interest from which (while exempt from the federal regular income tax) may be subject to the federal alternative minimum tax (“AMT”) for individuals.

At least 75% of the Fund’s portfolio securities will be investment grade or of comparable quality. The Fund’s Adviser expects that, normally, up to 15% of the Fund’s total assets may be invested in securities rated below investment grade (or unrated securities of comparable quality), which are also known as “junk bonds.” The investment adviser may opportunistically invest up to 25% of the Fund’s total assets in securities rated below investment grade (or unrated securities of comparable quality).

The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities, planned amortization classes, variable rate demand instruments, municipal notes and municipal auction rate securities. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.

The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, options contracts and swap contracts) and hybrid instruments to implement its investment strategies.

As a matter of fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in a diversified portfolio of municipal securities the income of which is exempt from federal regular income tax with an average weighted maturity of not less than three nor more than ten years.

Certain Differences

The PNC Intermediate Tax Exempt Bond normally will maintain a dollar-weighted average duration of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. While Federated Intermediate Municipal Trust’s investment adviser may lengthen or shorten duration from time to time based on its interest rate outlook, the Fund does not target a specific duration range.

Certain of the tax-exempt securities in which the Federated Intermediate Municipal Trust invests may be subject to credit enhancement.

PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust

The Funds’ principal investment strategies are generally substantially similar. Each Fund invests primarily in a portfolio of securities exempt from regular federal income tax, although PNC Tax Exempt Limited Maturity Bond Fund limits its investments subject to the federal alternative minimum tax as described below, whereas Federated Short-Intermediate Duration Municipal Trust will not limit its investments in such investments after September 30, 2019. PNC Tax Exempt Limited Maturity Bond Fund may invest up to 10% of its assets in below-investment-grade securities, whereas Federated Short-Intermediate Duration Municipal Trust may invest up to 49% of its assets in below-investment-grade securities (or unrated securities of similar quality). In addition, PNC Tax Exempt Limited Maturity Bond Fund will normally maintain a dollar-weighted average duration of between one and five years, whereas Federated Short-Intermediate Duration Municipal Trust’s dollar-weighted average portfolio duration will be less than five years. The following provides more information regarding the Funds’ relative principal investment strategies.

PNC Tax Exempt Limited Maturity Bond Fund invests, as a matter of fundamental policy, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio duration of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

In selecting securities for the Fund to buy and sell, the PNC Funds Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment-grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the PNC Funds Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

The Fund may invest up to 10% of its assets in below-investment-grade securities, also known as high-yield bonds or “junk bonds” (generally rated below BBB, Baa, or an equivalent rating by an NRSRO).

The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest without limit in other derivative instruments including those related to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

Federated Short-Intermediate Duration Municipal Trust pursues its objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax.

The Fund’s investment adviser normally will invest the Fund’s assets entirely in securities whose interest is not subject to (nor a specific preference item for purposes of) the federal alternative minimum tax (“AMT”) for individuals, such that, normally, distributions of annual interest income also are exempt from the AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund’s investment objective, the Adviser may invest the Fund’s assets in securities that may be subject to AMT. Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the AMT. Effective September 30, 2019, the Fund can invest without limitation in securities whose interest may be subject to (or may be a specific preference item for purposes of) the AMT.

The Fund does not limit itself to securities of a particular maturity range. The Fund’s dollar-weighted average portfolio duration will be less than five years. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.

The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, inverse floaters, municipal mortgage backed securities, variable rate demand instruments and municipal notes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.

The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies.

As a matter of fundamental policy, under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.

Certain Differences

PNC Tax Exempt Limited Maturity Bond Fund invests in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio duration of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

Federated Short-Intermediate Duration Municipal Trust does not limit itself to securities of a particular maturity range. The Fund’s dollar-weighted average portfolio duration will be less than five years.

PNC Tax Exempt Limited Maturity Bond Fund may invest up to 10% of its assets in below-investment-grade securities, also known as high-yield bonds or “junk bonds” (generally rated below BBB, Baa, or an equivalent rating by an NRSRO).

Federated Short-Intermediate Duration Municipal Trust will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.

COMPARISON OF INVESTMENT RISKS

The PNC Funds and the Federated Funds have generally substantially similar investment objectives and principal investment policies, and accordingly, although they are worded differently, their principal risks are also generally substantially similar in many respects. Below is a table comparing the principal investment risks of each Fund, as well as a summary of the differences between the risks of each PNC Fund and corresponding Federated Fund. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Funds as part of the Federated “family” of funds and the PNC Funds as part of the PNC “family” of funds. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Where comparable risks are disclosed under different names, the name used by the Federated Funds is referenced below. To the extent a Fund does not have a principal risk included by the corresponding Fund, that Fund does not principally invest in that particular type of security in which the corresponding fund invests or otherwise is not exposed to the same principal risk as the corresponding Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Federated Funds and any principal risk of a PNC Fund for which no Federated Fund includes a comparable principal risk is described in more detail in Annex D. A discussion of the principal risks associated with an investment in a PNC Fund may be found in the PNC Funds’ prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related principal risks, are also set forth for each PNC Fund in that the PNC Fund’s prospectus and SAI and, for the Federated Fund, summarized in this prospectus/proxy statement.

Comparison of Investment Risks (for a full description of the risks, see Annex D)

	PNC Intermediate Tax Exempt Bond Fund	Federated Intermediate Municipal Trust	PNC Tax Exempt Limited Maturity Bond Fund	Federated Short- Intermediate Duration Municipal Trust
Call Risk	X	X	X	X
Counterparty Credit Risk	X	X	X	X
Credit Enhancement Risk		X		X
Interest Rate Risk	X	X	X	X
Issuer Credit Risk	X	X	X	X
Leverage Risk		X		X
Liquidity Risk	X	X	X	X
Management and Operational Risk	X		X
Prepayment and Extension Risk	X	X	X	X
Risk Associated with Noninvestment-Grade Securities	X	X	X	X
Risk of Investing in Derivative Contracts and Hybrid Instruments	X	X	X	X
Risk Related to the Economy	X	X	X	X
Sector Risk		X		X
Tax Risk	X	X	X	X
Tax-Exempt Securities Risk	X	X	X	X
Technology Risk	X	X	X	X

PNC Intermediate Tax-Exempt Bond Fund - Federated Intermediate Municipal Trust

Each Fund invests primarily in a portfolio of securities exempt from regular federal income tax. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, issuer credit risk, prepayment and extension risk, tax risk, risk associated with noninvestment-grade securities, and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

Federated Intermediate Municipal Trust has principal risk factors regarding credit enhancement risk, leverage risk, and sector risk. In addition, Federated Intermediate Municipal Trust has specific principal risks related to call risk, whereas PNC Intermediate Tax-Exempt Bond Fund considers similar, but not identical factors as noted in its municipal securities risk. Federated Intermediate Municipal Trust contains similar, but not identical, disclosure regarding management and operations in other sections of its prospectus.

PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust

Each Fund invests primarily in a portfolio of securities exempt from regular federal income tax, but PNC Intermediate Tax Exempt Limited Maturity Bond Fund also seeks to invest in a portfolio of securities that is also exempt from federal alternative minimum tax. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, issuer credit risk, prepayment and extension risk, tax risk, risk associated with noninvestment-grade securities, and risk related to the economy. The following is additional information regarding certain risks of investing in the Funds.

Federated Short-Intermediate Duration Municipal Trust has principal risk factors regarding credit enhancement risk, leverage risk, and sector risk. In addition, Federated Short-Intermediate Duration Municipal Trust has specific principal risks related to call risk, whereas PNC Intermediate Tax Exempt Limited Maturity Bond Fund is subject to similar risks, as noted in its municipal securities risk. Federated Short-Intermediate Duration Municipal Trust contains similar, but not identical, disclosure regarding management and operations in other sections of its prospectus. Because Federated Short-Intermediate Duration Municipal Trust may invest up to 49% of its assets in below-investment-grade securities, whereas PNC Tax Exempt Limited Maturity Bond Fund may invest up to 10% of its assets in below-investment-grade securities, the Federated Short-Intermediate Duration Municipal Trust may be more exposed to risk associated with investing in non-investment-grade securities than the PNC Tax Exempt Limited Maturity Fund.

*            *             *

As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. Descriptions of the fundamental limitations of each Federated Fund and each PNC Fund are set forth in Annex E to this Prospectus/Proxy Statement. The limitations for each Federated Fund and each corresponding PNC Fund are generally substantially similar, although there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Federated Funds are part of the Federated “family” of funds and the PNC Funds are part of the PNC “family” of funds.

COMPARATIVE FEE TABLES

Like all mutual funds, the PNC Funds and Federated Funds incur certain expenses in their operations, and, investors pay fees and expenses to buy and hold shares of a Fund. Set forth in the tables below is information regarding the fees and expenses incurred by the PNC Funds and the Federated Funds, and the anticipated pro forma fees for the Federated Funds after giving effect to the Reorganization. The Federated Funds are expected to be the legal and accounting survivors after the Reorganizations.

These tables describe (1) the actual fees and expenses for the PNC Funds and for Federated Intermediate Municipal Trust for the fiscal year ended May 31, 2019; (2) the actual fees and expenses for the Federated Short-Intermediate Duration Municipal Trust for the fiscal year ended June 30, 2019; and (3) where applicable, the pro forma fees and expenses of the Federated Funds on a combined basis after giving effect to the Reorganization.

Federated Fund	Tables As Of
Federated Intermediate Municipal Trust	Fiscal Year Ended May 31, 2019
Federated Short-Intermediate Duration Municipal Trust	Fiscal Year Ended June 30, 2019

These tables do not include Federated share classes not involved in the Reorganization.

Shareholder Fees and Annual Fund Operating Expenses

The following charts compare the expense ratios of the Class A, Class C, and Class I of the PNC Funds, against the corresponding expense ratios of the Institutional (“IS”) Shares and Service Shares of the Federated Funds, including on a pro forma basis after giving effect to each Reorganization. In accordance with Form N-14, any “fee limits” disclosed in a footnote to the charts below for the Federated Funds (which were taken from the prospectus fee tables) will be in effect for one year from the closing date of this Reorganization.

PNC Intermediate Tax Exempt Bond Fund - Federated Intermediate Municipal Trust

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
PNC Intermediate Tax Exempt Bond Fund	A	3.00%[1]	0.50%[2]	N/A	None	N/A
Federated Intermediate Municipal Trust	Service	None	None	None	None	None

PNC Intermediate Tax Exempt Bond Fund	C	None	1.00%[3]	N/A	None	N/A
Federated Intermediate Municipal Trust	Service	None	None	None	None	None

PNC Intermediate Tax Exempt Bond Fund	I	None	None	N/A	None	N/A
Federated Intermediate Municipal Trust	IS	None	None	None	None	None

1  A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

3  A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares within 12 months from the date of purchase.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Intermediate Tax Exempt Bond Fund	A	0.40%	0.00%[1]	1.60%	2.00%	(1.21%)[2]	0.79%[2]
Federated Intermediate Municipal Trust (Current Fees and Combined Pro Forma)	Service	0.40%	None	0.71%	1.11%	(0.38%)[3]	0.73%

PNC Intermediate Tax Exempt Bond Fund	C	0.40%	0.75%	20.04%	21.19%	(19.65%)[2]	1.54%[2]

Federated Intermediate Municipal Trust (Current Fees and Combined Pro Forma)	Service	0.40%	None	0.71%	1.11%	(0.38%)[3]	0.73%

PNC Intermediate Tax Exempt Bond Fund	I	0.40%	None	0.44%	0.84%	(0.30%)[2]	0.54%[2]

Federated Intermediate Municipal Trust (Current Fees and Combined Pro Forma)	IS	0.40%	None	0.46%	0.86%	(0.38%)[3]	0.48%
1	The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the PNC Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.

2  The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the PNC Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.78%, 1.53%, and 0.53% for Class A, Class C, and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the PNC Funds Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the PNC Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the PNC Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the PNC Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

3  The Federated Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2019, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s IS and Service classes (after the voluntary waivers and reimbursements) will not exceed 0.45% and 0.70% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2020; (b) the date of the Federated Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended up to, but not including, the later of (a) December 1, 2020, or (b) the first day of the month following the one year anniversary of the Closing Date.

PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
PNC Tax Exempt Limited Maturity Bond Fund	A	3.00%[1]	0.50%[2]	N/A	None	N/A
Federated Short-Intermediate Duration Municipal Trust	Service	None	None	None	None	None

PNC Tax Exempt Limited Maturity Bond Fund	I	None	None	N/A	None	N/A
Federated Short-Intermediate Duration Municipal Trust	IS	None	None	None	None	None

1  A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

3  A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares within 12 months from the date of purchase.

		Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
PNC Tax Exempt Limited Maturity Bond Fund	A	0.40%	0.00%[1]	8.81%	9.21%	(8.42%)[2]	0.79%[2]
Federated Short-Intermediate Duration Municipal Trust (Current Fees and Combined Pro Forma)	Service	0.40%	0.25%	0.41%	1.06%	(0.35%)[3]	0.71%

PNC Tax Exempt Limited Maturity Bond Fund	I	0.40%	None	0.29%	0.69%	(0.15%)[2]	0.54%[2]
Federated Short-Intermediate Duration Municipal Trust (Current Fees and Combined Pro Forma)	IS	0.40%	None	0.41%	0.81%	(0.35%)[3]	0.46%

1  The PNC Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the “Underwriter”) up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The PNC Funds Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the PNC Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.

2  The PNC Funds Adviser has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the PNC Fund to the extent the Fund’s Total Annual Fund Operating Expenses exceed 0.78% or 0.53% for Class A and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through September 28, 2019, at which time the Adviser will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time. The PNC Funds Adviser can be reimbursed by the PNC Fund for any contractual fee reductions or expense reimbursements if reimbursement to the PNC Funds Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the PNC Funds Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the PNC Funds Adviser paid, waived or reimbursed the amount being repaid by the PNC Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

3  Under the investment advisory contract, the Federated Funds Adviser is required to reimburse/waive the amount, limited to the amount of the management fee, by which the Federated Fund’s aggregate annual operating expenses, including the management fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Federated Fund and its shares under federal and state laws, expenses of withholding taxes and extraordinary expenses exceed (after voluntary waivers and reimbursements) 0.45% of the Federated Fund’s IS class average daily net assets. Acquired fund fees and expenses are not direct obligations of the Federated Fund and are not contractual reimbursements under the investment advisory contract. In addition, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. The total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Federated Fund’s IS and Service classes (after the voluntary waivers and/or reimbursements) will not exceed 0.47% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2020;or(b) the date of the Fund’s next effective Prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Federated Funds Board. If this Reorganization is approved, the Termination Date will be extended up to, but not including, the later of (a) December 1, 2020, or (b) the first day of the month following the one year anniversary of the Closing Date.

Expense Example

These Examples are intended to help compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that an investor invests $10,000 for the time periods indicated and then redeems all shares at the end of those periods. Expenses assuming no redemption are also shown for Class C shares. The Examples also assume that an investment has a 5% return each year and that operating expenses are as shown in the corresponding table above and remain the same. Any applicable fee waiver and expense reimbursement or any applicable contractual limitation on Distribution (12b-1) Fees for Class A Shares of the PNC Funds are reflected only in the one-year period below. Although actual costs and returns may be higher or lower, based on these assumptions an investor’s costs would be:

		1 Year	3 Years	5 Years	10 Years
PNC Intermediate Tax Exempt Bond Fund	A	$ 378	$ 815	$ 1,278	$ 2,557
	C (with redemption)	$ 257	$ 3,860	$ 6,462	$ 10,063
	C (without redemption)	$ 157	$ 3,860	$ 6,463	$ 10,063
	I	$ 55	$ 238	$ 436	$ 1,009

Federated Intermediate Municipal Trust (Current and Pro Forma)	Service	$ 113	$ 353	$ 612	$ 1,352
	IS	$ 88	$ 274	$ 477	$ 1,061

		1 Year	3 Years	5 Years	10 Years
PNC Tax Exempt Limited Maturity Bond Fund	A	$ 378	$ 2,180	$ 3,830	$ 7,372
	I	$ 55	$ 206	$ 369	$ 844

Federated Short-Intermediate Duration Municipal Trust (Current and Pro Forma)	Service	$ 108	$ 337	$ 585	$ 1,294
	IS	$ 47	$ 148	$ 258	$ 579

PORTFOLIO TURNOVER

Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
PNC Intermediate Tax Exempt Bond Fund	5%
Federated Intermediate Municipal Trust	25%
PNC Tax Exempt Limited Maturity Bond Fund	25%
Federated Short-Intermediate Duration Municipal Trust	39%

TAX CONSEQUENCES

Tax-Free Reorganizations under Internal Revenue Code of 1986, as amended

As a non-waivable condition to each Reorganization, the PNC Fund and Federated Fund will receive an opinion of counsel to the effect that (among other things): (1) the Reorganization will be considered a tax-free “reorganization” at the Fund-level under applicable provisions of the Code; (2) no gain or loss will be recognized directly as a result of the Reorganization by the Federated Fund, the PNC Fund, or the PNC Fund shareholders; and (3) the aggregate tax basis of the applicable Federated Fund shares received by each shareholder of the corresponding PNC Fund will be the same as the aggregate tax basis of that shareholder’s shares in the PNC Fund immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, each PNC Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders except to the extent the distributions constitute exempt-interest dividends attributable to net tax-exempt income.

Prior to the consummation of each Reorganization, the PNC Funds Adviser will dispose of investments from the portfolio of the PNC Funds that may not be acquired by the Federated Fund, due to the Federated Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by the PNC Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments that may not be acquired by the Federated Fund. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the PNC Fund, result in the PNC Fund having a net capital gain (after netting with any available capital loss carryforward), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to PNC Fund shareholders. To the extent that any disposition of portfolio securities is required in connection with a Reorganization, the Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the PNC Funds Adviser and the Federated Funds Adviser expects that any such transaction expenses will be minimal.

Shareholders of a PNC Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the PNC Fund immediately before the Closing Date. In addition, because the shareholders of the PNC Fund will receive shares of the Federated Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Fund’s assets to the extent that such gains are eventually realized (if applicable) and distributed by the Federated Fund, as well as any taxable gains realized by the Federated Fund but not distributed to its shareholders prior to the Reorganization. Additionally, various loss limitation rules under the Code may limit the ability of a combined Fund to use pre-Reorganization losses, if any, of the reorganizing PNC Fund or Federated Fund. Therefore, the shareholders of the PNC Fund will in each case receive a proportionate share of any unrealized gains in the combined Federated Fund’s assets, as well as any taxable income or gains, if any, realized by the Federated Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Federated Fund. As a result, shareholders of the PNC Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. See “Information About the Reorganizations – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganizations.

Shareholders of the PNC Funds should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganizations in light of their individual circumstances.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar charts and tables below reflect historical performance data for each Fund and are intended to help analyze each Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the total returns of a specified class of each Fund on a calendar year-by-year basis. Each bar chart shows changes in the performance of only the specified class and does not reflect the payment of any sales charges or recurring shareholder account fees, if applicable. If these charges or fees are applicable to a class and had been included, the returns shown would have been lower.

The Average Annual Total Return tables show returns for each class involved in the Reorganizations averaged over the stated periods, and includes comparative performance information. The tables show each Fund’s average annual total returns for the one year, five year and ten year calendar periods (or since inception). These figures assume reinvestment of dividend distributions. In addition to Return Before Taxes, Return After Taxes is shown for the specified class of each Fund to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the specified class, and after-tax returns for other classes of a Fund will differ from those shown. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Updated information on the PNC Funds’ performance can be obtained by visiting www.pncfunds.com or by calling 1-800-622-3863.

Updated performance information for the Federated Funds is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

PNC Intermediate Tax Exempt Bond Fund - Federated Intermediate Municipal Trust

Risk/Return Bar Chart and Table for PNC Intermediate Tax Exempt Bond Fund

The performance set forth below for the periods prior to February 1, 2010 includes the performance of PNC National Tax-Exempt Bond Fund (the “Acquired Tax-Exempt Bond Fund”), which was reorganized into the Fund on that date. Returns through February 1, 2010 reflect the effect of the expenses of the Acquired Tax-Exempt Bond Fund. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance.

Best Quarter 5.14% (9/30/2009)

Worst Quarter (3.52)% (12/31/2016)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 4.69%.

Risk/Return Bar Chart and Table for Federated Intermediate Municipal Trust

Beginning on July 31, 2013, the Fund changed its policy so that it may invest without limitation in investments the interest from which (while exempt from federal regular income tax) may be subject to the alternative minimum tax (“AMT”). Also effective July 31, 2013, the Fund changed its policy such that normally, up to 15% of the Fund’s total assets may be invested in securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds and such that the Fund may opportunistically invest up to 25% of the Fund’s total assets in securities rated below investment grade. Prior to that date, the Fund’s Adviser normally invested the Fund’s assets entirely in securities whose interest is not subject to the AMT and the Fund’s portfolio securities were investment grade or of comparable quality. As a result of the difference in investment strategy, the Fund’s performance shown might have differed materially.

The Fund’s Service class total return for the six-month period from January 1, 2019 to June 30, 2019, was 5.05%. Within the periods shown in the bar chart, the Fund’s Service class highest quarterly return was 6.35% (quarter ended September 30, 2009). Its lowest quarterly return was (3.71)% (quarter ended December 31, 2016).

Average Annual Total Returns for PNC Intermediate Tax Exempt Bond Fund and for Federated Intermediate Municipal Trust for the Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Intermediate Tax Exempt Bond Fund	I (returns before taxes)	0.79%	2.93%	3.62%
	I (returns after taxes on distributions)	0.30%	2.61%	3.31%
	I (returns after taxes on distributions and sale of fund shares)	1.73%	2.82%	3.42%
	A (returns before taxes)	(2.35)%	2.16%	3.01%
	C (returns before taxes)	(1.20)%	1.91%	2.73%
	S&P Municipal Bond Intermediate Index[1]	1.55%	3.31%	4.47%
Federated Intermediate Municipal Trust[2]	IS (returns before taxes)	0.69%	3.06%	4.12%
	IS (returns after taxes on distributions)	0.58%	2.90%	4.00%
	IS (returns after taxes on distributions and sale of fund shares)	1.47%	2.92%	3.89%
	Service (returns before taxes)	0.45%	2.86%	3.93%
	S&P Municipal Bond Intermediate Index[1]	1.55%	3.31%	4.47%
	Morningstar Municipal National Intermediate Funds Average[3]	0.78%	3.05%	4.24%

1  The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of 15 years. The S&P Municipal Bond Index is designed to track fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT). The S&P Municipal Bond Index includes bonds of all quality-from “AAA” to non-rated, including defaulted bonds-and from all sectors of the municipal bond market.

2  Prior to December 29, 2017, IS Shares were designated as Class Y Shares and Service Shares were designated as IS Shares.

3  Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.

PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust

Risk/Return Bar Chart and Table for PNC Tax Exempt Limited Maturity Bond Fund

The performance set forth below includes the performance of the corresponding class of PNC Tax-Exempt Limited Maturity Bond Fund (the “Predecessor Tax Exempt Limited Maturity Bond Fund”), which was reorganized into the Fund on February 8, 2010. The Predecessor Tax Exempt Limited Maturity Bond Fund was managed by the Adviser and its predecessors for the periods shown below prior to that date. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance.

Best Quarter 1.92% (9/30/2009)

Worst Quarter (1.94)% (12/31/2016)

The Fund’s year-to-date total return for Class I Shares through June 30, 2019 was 3.03%.

Risk/Return Bar Chart and Table for Federated Short-Intermediate Duration Municipal Trust

The Fund’s IS class total return for the six-month period from January 1, 2019 to June 30, 2019, was 2.16%. Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 2.21% (quarter ended September 30, 2009). Its lowest quarterly return was (1.06)% (quarter ended June 30, 2013).

Average Annual Total Returns for PNC Tax Exempt Limited Maturity Bond Fund and for Federated Short-Intermediate Duration Municipal Trust for the Period Ended December 31, 2018.

		1 Year	5 Years	10 Years
PNC Tax Exempt Limited Maturity Bond Fund	I (returns before taxes)	1.11%	1.19%	1.81%
	I (returns after taxes on distributions)	1.11%	1.19%	1.80%
	I (returns after taxes on distributions and sale of fund shares)	1.27%	1.26%	1.79%
	A (returns before taxes)	(2.10)%	0.33%	1.22%
	S&P Municipal Bond Short Intermediate Index[1]	1.78%	1.84%	2.81%
Federated Short-Intermediate Duration Municipal Trust	IS (returns before taxes)	1.19%	1.19%	2.20%
	IS (returns after taxes on distributions)	1.19%	1.19%	2.20%
	IS (returns after taxes on distributions and sale of fund shares)	1.43%	1.26%	2.11%
	Service (returns before taxes)	0.95%	0.95%	1.95%
	S&P Municipal Bond Short Intermediate Index[1]	1.78%	1.84%	2.81%
	S&P Municipal Bond Short Index[2]	1.78%	1.04%	1.70%
	S&P Municipal Bond 0-7 Years Investment Grade Non-AMT 5% Pre-Refunded Index[3]	1.70%	1.55%	2.50%
	S&P Municipal Bond 1-5 Years Investment Grade 5% Pre-Refunded Index[4]	1.77%	1.27%	2.28%
	S&P 1-5 Year National AMT-Free Municipal Bond Index[5]	1.83%	1.14%	N/A [6]
	Lipper Short Municipal Debt Funds Average[7]	1.23%	0.84%	1.46%

1  The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of eight years. The S&P Municipal Bond Index is designed to track fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT). The S&P Municipal Bond Index includes bonds of all quality-from “AAA” to non-rated, including defaulted bonds-and from all sectors of the municipal bond market.

2  The S&P Municipal Bond Short Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of 4 years. The Federated Funds Adviser has elected to change the benchmark from the S&P Municipal Bond Short Intermediate Index to the S&P Municipal Bond Short Index to more closely align with the Fund’s investment strategy.

3  The S&P Municipal Bond 0-7 Years Investment Grade Non-AMT 5% Pre-Refunded Index represents the portion of the S&P Municipal Bond Investment Grade Index composed solely of investment-grade bonds (those with ratings higher than “BBB-“/”Baa3”) with remaining maturities of between zero and seven years that are not subject to the AMT, 5% of which are pre-refunded.

4  The S&P Municipal Bond 1-5 Year Investment Grade 5% Pre-Refunded Index represents the portion of the S&P Municipal Bond Investment Grade Index composed solely of investment-grade bonds (those with ratings higher than “BBB-“/”Baa3”) with remaining maturities of between one and five years, 5% of which are pre-refunded.

5  The S&P 1-5 Year National AMT-Free Municipal Bond Index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax exempt U.S. municipal bond market with an effective maturity of 1 to 5 years. Bonds issued by U.S. territories, including Puerto Rico, are excluded from this index. This index does not yet have 10 years of published performance information.

6  Performance is 2.86%, which represents performance since inception 3/31/2011.

7  Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into their respective categories indicated.

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing each of the PNC Fund and the Federated Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

PNC Intermediate Tax Exempt Bond Fund - Federated Intermediate Municipal Trust

Fund	Name	Years as member of Fund’s Portfolio Management Team	Title
PNC Intermediate Tax Exempt Bond Fund	Adam Mackey	12	Managing Director

Federated Intermediate Municipal Trust	J. Scott Albrecht, CFA	24	Senior Portfolio Manager
	R.J. Gallo, CFA	2	Senior Portfolio Manager

J. Scott Albrecht, CFA

Mr. Albrecht is a Senior Portfolio Manager and has been with Federated since 1989; has worked in investment management since 1989; has managed investment portfolios since 1995. Education: B.S., Indiana University of Pennsylvania; M.S., Carnegie Mellon University.

R.J. Gallo, CFA

Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with Federated since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A Princeton University.

PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust

Fund	Name	Years as member of Fund’s Portfolio Management Team	Title
PNC Tax Exempt Limited Maturity Bond Fund	Adam Mackey	12	Managing Director

Federated Short-Intermediate Duration Municipal Trust	Jeff A. Kozemchak, CFA	23	Senior Portfolio Manager
	Mary Jo Ochson, CFA	2	Senior Portfolio Manager

Jeff A. Kozemchak, CFA

Mr. Kozemchak is a Senior Portfolio Manager responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 1987; has worked in investment management since 1987; has managed investment portfolios since 1990. Education: B.S., University of Pittsburgh; M.S.I.A., Carnegie Mellon University.

Mary Jo Ochson, CFA

Ms. Ochson is a Senior Portfolio Manager and Head of the Tax-Free Money Market Investment Group. She is responsible for overseeing the macro risk elements in the portfolio. She has been with Federated since 1982; has worked in investment management since 1982; has managed investment portfolios since 1982. Education: B.S., Pennsylvania State University; B.S., St. Francis College; M.B.A., University of Pittsburgh.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the PNC Funds and the Federated Funds are included as Annex F to this Prospectus/Proxy Statement. The Financial Highlights will help an investor understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year end of the PNC Funds is May 31. The financial highlights for the fiscal years ended May 31, 2019 for the PNC Funds have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the PNC Fund’s audited financial statements is included in each PNC Fund’s Annual Report.

The fiscal year ends and independent registered public accounting firms for each of the Federated Funds are set forth below. Each independent registered public accounting firm’s reports, along with each Federated Fund’s audited financial statements, are included in each Federated Fund’s Annual Report.

Federated Fund	Fiscal Year End	Auditor
Federated Intermediate Municipal Trust	May 31	Ernst & Young LLP
Federated Short-Intermediate Duration Municipal Trust	June 30	Ernst & Young LLP

INVESTMENT ADVISER

PNC Funds

PNC Capital Advisors, LLC (the “PNC Funds Adviser”) is the investment adviser to the PNC Funds and is located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2019, the Adviser had approximately $54.3 billion in assets under management. The PNC Funds Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The PNC Funds Board supervises the PNC Funds Adviser and establishes policies that the PNC Funds Adviser must follow in its management activities. The PNC Funds Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for managing the Funds or making investment recommendations to the team.

Federated Funds

Federated Investment Management Company (the “Federated Funds Adviser”) is the investment adviser for the Federated Funds, which manages each respective Federated Fund’s assets, including buying and selling portfolio securities. In addition, Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment Management Company, provides certain support services to the Federated Funds. The fee for FASC’s services is paid by Federated Investment Management Company and not by the Federated Funds. The address of Federated Investment Management Company and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Funds Adviser and other subsidiaries of Federated collectively advise approximately 130 equity, fixed-income and money market mutual funds (including sub-advised funds) as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $502.2 billion in assets as of June 30, 2019.

Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,900 employees. Federated provides investment products to approximately 10,000 investment professionals and institutions.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The PNC Funds and the Federated Funds pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment adviser or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

PNC Funds - Federated Funds

The PNC Funds and the Federated Funds pay PNC Capital Advisors, LLC and Federated Investment Management Company, respectively, management fees as follows:

PNC Fund	Advisory Fee	Federated Fund	Advisory Fee
PNC Intermediate Tax Exempt Bond Fund	0.40%	Federated Intermediate Municipal Trust	0.40%
PNC Tax Exempt Limited Maturity Bond Fund	0.40%	Federated Short-Intermediate Duration Municipal Trust	0.40%

The PNC Funds Adviser has contractually agreed to certain expense limitations as described in the corresponding footnotes to the “Annual Fund Operating Expenses” table found in the “Fund Fees and Expenses” section of each applicable PNC Fund’s Prospectus.

The Federated Funds Adviser and certain of their affiliates have also agreed to certain “Fee Limits” as described in the corresponding footnotes to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of each Federated Fund’s Prospectus.

A discussion regarding the basis for each Fund’s Board of Trustees approving any investment advisory contract of the Fund is available in the Fund’s annual or semi-annual report to shareholders, as applicable.

Rule 12b-1 Plan

PNC Funds

PNC Fund	A	C	I
PNC Intermediate Tax Exempt Bond Fund	0.00%	0.75%	None
PNC Tax Exempt Limited Maturity Bond Fund	0.00%	N/A	None

Each PNC Fund has adopted separate distribution plans with respect to Class A and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund’s assets continuously, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Each PNC Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. The PNC Funds Board has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than 0.00% with respect to PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund. This commitment continues through September 28, 2019, at which time the PNC Funds Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the PNC Funds Board at any time.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus.

Federated Funds

Federated Fund	IS	Service
Federated Intermediate Municipal Trust	None	None
Federated Short-Intermediate Duration Municipal Trust	None	0.25%

The Federated Funds Board has adopted a Rule 12b-1 Plan for Federated Short-Intermediate Duration Municipal Trust, which allows payment of marketing fees of up to 0.25% of average net assets to Federated Securities Corp. (the “Distributor”) for the sale, distribution, administration and customer servicing of Federated Short-Intermediate Duration Municipal Trust’s Service class. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, an investor’s costs may be higher over time than other shares with different sales charges and marketing fees.

Administrative Fees

PNC Funds

The Reorganizing Funds Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010, as amended from time to time (the “Co-Administration Agreement”) with the Co-Administrators, pursuant to which BNY Mellon and the PNC Funds Adviser have agreed to serve as Co-Administrators to the Reorganizing Funds Trust. The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Reorganizing Funds Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Reorganizing Funds Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties.

The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator. BNY Mellon is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The PNC Funds Adviser is an indirect wholly owned subsidiary of PNC. Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each PNC Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each PNC Fund. BNY Mellon also receives other transaction-based charges and is reimbursed for out of pocket expenses.

PNC Fund	Co-Administrative Fee During Fiscal Year 2019[1]
PNC Intermediate Tax Exempt Bond Fund	$22,466
PNC Tax Exempt Limited Maturity Bond Fund	$46,716

1  The fees in this chart are net of PNC Funds’ Adviser’s administrative fee waived.

Federated Funds

Federated Administrative Services (“FAS”), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Funds. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Federated Funds. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Federated Funds.

Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $ 50 billion
0.075%	on assets over $ 50 billion

Federated Fund	Administrative Fee During Fiscal Year 2019
Federated Intermediate Municipal Trust	$ 61,370
Federated Short-Intermediate Duration Municipal Trust	$ 644,904

Service Fees

PNC Funds

PNC Fund	A	C	I
PNC Intermediate Tax Exempt Bond Fund	0.25%	0.25%	None
PNC Tax Exempt Limited Maturity Bond Fund	0.25%	N/A	None

Each PNC Fund also has adopted a shareholder services plan that permits the PNC Fund to use its assets to pay for services provided by financial intermediaries or institutions to their customers who hold Class A or Class C Shares of a PNC Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each PNC Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services. When an investor buys Class A Shares, financial intermediaries providing such services begin to receive the shareholder services fee immediately and are paid the shareholder services fees for as long as an investor holds shares.

Upon purchasing Class C Shares, the Underwriter, the PNC Funds Adviser, or one of their affiliates may pay the financial intermediary an up-front distribution fee equal to up to 0.75% of an investor’s investment and an up-front shareholder servicing fee equal to 0.25% of your investment. The Underwriter, the PNC Funds Adviser, or one of their affiliates may be reimbursed for those payments out of the proceeds of the PNC Fund’s distribution plan and shareholder servicing plan applicable to Class C Shares over the first twelve months of investment in a Fund’s Class C Shares. After twelve months and for as long as an investor holds shares, the PNC Funds’ Underwriter pays ongoing distribution fees and the PNC Fund pays shareholder servicing fees to the financial intermediary in amounts up to 0.75% and 0.25%, respectively, of the average daily NAV of the investment in the PNC Fund’s Class C Shares.

Federated Funds

Federated Fund	IS	Service
Federated Intermediate Municipal Trust	None	0.25%
Federated Short-Intermediate Duration Municipal Trust	0.25%	0.25%

The Federated Funds, with the exception of Federated Intermediate Municipal Trust IS Shares, may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Account Administration Fees (Federated Funds only)

The Federated Funds, with the exception of Federated Intermediate Municipal Trust IS Shares, may pay Account Administration Fees of up to 0.25% of average net assets to financial intermediaries or to FSSC, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Recordkeeping Fees (Federated Funds only)

The Federated Funds may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Funds only)

The Federated Funds may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

PNC Funds

The PNC Funds Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The PNC Funds Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries (including financial intermediaries that are affiliates of the PNC Funds Adviser) for shareholder or administrative services in connection with investments in the PNC Funds. These fees are in addition to any fees that may be paid by the PNC Funds for these types of services or other services, including 12b-1 fees. The PNC Funds Adviser and its affiliates also participate in certain arrangements whereby the PNC Funds Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the PNC Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of PNC Fund shares. In addition, the PNC Funds Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the PNC Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the PNC Funds nor the amount that a PNC Fund receives to invest on behalf of the investor. The PNC Funds Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a PNC Fund. Please see the Statement of Additional Information of the PNC Funds for more information on these payments and the programs described above.

The PNC Funds Adviser will monitor each PNC Fund’s asset size and, subject to approval by the PNC Funds Board, may decide to close a PNC Fund at any time to new investments or new accounts if the PNC Funds Adviser believes that an increase in the asset size of a PNC Fund may adversely affect the implementation of the PNC Fund’s strategies. If a PNC Fund is closed, the PNC Fund may continue to accept additional investments from existing shareholders.

Federated Funds

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to the Federated Funds shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Federated Funds to an investor. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Federated Funds Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Funds’ Prospectuses and described above because they are not paid by the Federated Funds.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Fund’s and/or other Federated Funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Federated Funds to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Funds and/or other Federated Funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. An investor can ask their financial intermediary for information about any payments it receives from the Distributor or the Federated Funds and any services provided, as well as about fees and/or commissions it charges.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The transfer agent and dividend disbursing agent for the Federated Funds is State Street Bank and Trust Company (“State Street Bank”). Services provided by State Street Bank include the issuance, cancellation and transfer of the Federated Funds’ shares, and the maintenance of records regarding the ownership of such shares.

The Bank of New York Mellon (“BNY Mellon”) provides transfer agency and dividend disbursing agent services for the PNC Funds pursuant to a Transfer Agency and Service Agreement dated June 30, 2010, as amended from time to time. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each PNC Fund’s cash distributions to shareholders.

In connection with the Reorganizations, any minimum investment amounts applicable to initial investments in the Federated Funds shall be waived with respect to the PNC Funds shareholders initial receipt of Federated Funds shares as part of the Reorganization.

Purchases

Shares of the PNC Funds and the Federated Funds may be purchased any day that the New York Stock Exchange (“NYSE”) is open. When a Fund receives a transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share. Each of the Federated Funds’ and the PNC Funds’ NAVs is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Each Fund calculates the NAV by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.

Purchases of a Federated Funds’ shares may be made through a financial intermediary, directly from the Federated Funds by wire and by check or through an exchange from the same share class of another Federated Fund (for exchanges, an investor must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations). An institution may establish an account and place an order by calling a Federated Fund and the shares will be priced at the next calculated NAV after the Federated Fund receives the order. Similarly, shareholders may purchase shares of the PNC Funds through an investment professional, financial institutions or financial intermediaries.

The PNC Funds offer a Planned Investment Program (“PIP”) and the Federated Funds offer a Systematic Investment Program (“SIP”).

For the Federated Funds to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Fund or the investor’s financial intermediary. Once an investor has opened an account, purchases of additional shares may be made automatically on a regular basis using the SIP. The minimum investment amount for SIPs is $50. Once an investor has opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).

Likewise, for the PNC Funds, with a $100 minimum initial investment, an investor may purchase Class A Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $100 per month per account. Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums. An investor may arrange for participation in this program when a new account is established.

For existing accounts, with current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863). For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.

Each of the Funds reserves the right to reject any request to purchase or exchange shares.

Minimum initial and subsequent investment amounts for the Federated Funds:

Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
IS	$1,000,000	N/A
Service	$1,000,000	N/A

An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Fund. Keep in mind that financial intermediaries may charge fees for their services in connection with share transactions.

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000 for the Service Shares and IS Shares. Before an account is closed, an investor will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

Minimum initial and subsequent investment amounts for the PNC Funds:

Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
A	$1,000	$100
C	$1,000	$100
I	N/A	N/A

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the PNC Fund’s policy on “Accounts with Low Balances” as discussed in each PNC Fund’s Prospectus. If an account balance drops below $1,000, an investor may be required to redeem shares. But, the PNC Funds will give an investor or the investor’s financial intermediary at least 60 days’ written notice to give the investor time to add to the investor’s account and avoid the sale of shares. The PNC Funds reserve the right to redeem a shareholder’s investment in a Fund without notice and send the proceeds to the shareholder’s last address or account on record or the shareholder’s financial intermediary. The Fund may do so if the shareholder’s account no longer satisfies eligibility or minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Redemptions, Exchanges, and Conversions

The PNC Funds’ shareholders may redeem shares of the PNC Funds at its NAV next determined after the PNC Funds receive a redemption request in good order, less any applicable deferred sales charge. For applicable strike times, see the discussion of the calculation of NAV above in Procedures for Purchasing, Redeeming and Exchange Shares - Purchases. The PNC Funds also offer redemptions by systematic withdrawal program with an account balance of at least $1,000. Under the plan an investor may arrange periodic automatic withdrawals of at least $100 from any PNC Fund. The proceeds of each withdrawal will be mailed by check or, if an investor has a checking or savings account with a bank, electronically transferred to that account.

Shares of the Federated Funds may be redeemed or exchanged any day the NYSE is open. For applicable strike times, see the discussion of the calculation of NAV above in Procedures for Purchasing, Redeeming and Exchange Shares - Purchases. Redemptions and exchanges of the Federated Fund may be made through a financial intermediary or directly from the Federated Fund by telephone or by mailing a written request. Shares also may be redeemed or exchanged in a minimum amount of $50 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/ exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Federated Fund). An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established. Shares of the Federated Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Funds on days on which the Federated Fund computes its NAV.

The Shares of the Federated Funds have an exchange privilege that allows shareholders to exchange their shares for any Federated Fund or share class that does not have a stated sales charge or contingent deferred sales charge. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Federated Funds may modify or terminate the exchange privilege at any time. Likewise, the PNC Funds have an exchange privilege that allows shareholders to exchange their shares for a PNC Fund for the same class of Shares of any other PNC Fund offering such Shares. Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling, the Federated Funds at 1-800-341-7400 or the PNC Funds at 1-800-622-3863.

A shareholder in the Federated Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes.

The PNC Funds have established relationships with certain financial intermediaries or investment programs, clients, or participants of which may be eligible to purchase Class I Shares of the Funds. PNC Funds may permit existing PNC Funds Class A or Class C shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class A or Class C Shares to Class I Shares of the same Fund. The Funds have arrangements with certain intermediaries that permit certain Class A or Class C shareholder clients of those intermediaries to have their shares converted to Class I Shares if the intermediary, shareholder or relevant investment plan or program meets certain eligibility criteria. In such situations, any applicable contingent deferred sales charge that would typically be incurred on a conversion may be waived. Contact a financial consultant, financial intermediary, or institution for more information. In the event that an investor no longer meets the eligibility requirements as an investor in a particular share class of a Fund, PNC Funds reserves the right to convert the shares in the investor’s account to another share class of the same Fund, as appropriate. PNC Funds will notify the investor in writing before any conversion occurs.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Dividends and Distributions

	Declaration Frequency	Payment Frequency
PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Monthly	Monthly
Federated Intermediate Municipal Trust (Surviving Fund)	Daily	Monthly
PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Monthly	Monthly
Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Daily	Monthly

Federated Fund shareholders who purchase shares by wire begin earning dividends on the day the wire is received. If an investor purchases shares by check, the investor begins earning dividends on the business day after the Federated Fund receives the check. In either case, an investor earns dividends through the day the redemption request is received.

Dividends are paid to all shareholders invested in a Federated Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Federated Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

Each PNC Fund makes distributions of its net realized capital gains, if any, at least annually. If an investor owns a PNC Fund’s shares on a Fund’s record date, the investor will be entitled to receive the distribution.

The Federated Funds’ dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless an investor elects cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Fund of which an investor is already a shareholder.

If an investor has elected to receive Federated Fund dividends and/or capital gain distributions in cash, and an investor’s check is returned by the postal or other delivery service as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

With respect to the PNC Funds, an investor will receive dividends and distributions in the form of additional Fund shares unless the investor elects to receive payment in cash. To elect cash payment, the investor must notify the PNC Funds transfer agent in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after the PNC Funds receive written notice. To cancel an election, send the PNC Funds transfer agent written notice prior to the date of the distribution.

Under the federal securities laws, each of the Federated Funds and the PNC Funds is required to provide a notice to shareholders regarding the source of distributions made by the applicable Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the applicable Fund’s distributions, if applicable, is available via the link to the applicable Fund and share class name at www.Federatedinvestors.com/FundInformation or at www.pncfunds.com.

Tax Information

It is anticipated that each Fund’s distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of each Fund’s dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Although each Fund does not seek to realize capital gains, each Fund may realize and distribute capital gains from time to time as a result of each Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Funds are generally not a suitable investment for retirement accounts.

Federated Intermediate Municipal Trust pursues its objective by investing its assets so that, normally (except as discussed in this Prospectus), distributions of annual interest income are exempt from federal regular income tax. The Federated Funds Adviser may invest the Fund’s assets without limitation in investments the interest from which (while exempt from the federal regular income tax) may be subject to the AMT for individuals.

Frequent Trading Policies

PNC Funds

The PNC Funds Board has adopted policies and procedures that impose limits on purchases, exchanges, and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund’s market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Funds that operate as money market funds generally do not seek to detect short-term trading, but reserve the right to do so when the PNC Funds Board deems appropriate.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund’s portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds’ portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated (“time-zone arbitrage”). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one “round trip” transaction during a 60-day period. A round trip occurs when a shareholder purchases or exchanges-in shares and then subsequently sells or exchanges-out shares within a short period of time of the original purchase or exchange-in date. A Fund may restrict or refuse purchase and exchange orders into the Fund if a shareholder has made two or more round trips during a 60-day period. PNC Funds reserves the right to notify shareholders who violate PNC Funds’ general trading limits as such violations may constitute market timing activities. If a shareholder continues such deemed market timing activities after being notified, the account may be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•	Reject a purchase or exchange order
•	Delay payment of immediate cash redemption proceeds for up to seven calendar days
•	Revoke a shareholder’s privilege to purchase Fund shares (including exchanges or “round trips”)
•	Limit the amount of any exchange
•	Close an account

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. An investor will be provided 60 days’ written notice before any material change to the exchange privilege is made.

Federated Funds

Frequent or short-term trading into and out of the Federated Funds can have adverse consequences for the Federated Funds and shareholders who use the Federated Funds as long-term investment vehicles. Such trading in significant amounts can disrupt the Federated Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Federated Funds. Investors engaged in such trading may also seek to profit by anticipating changes in each Federated Fund’s NAV in advance of the time as of which NAV is calculated.

The Federated Funds Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Federated Funds’ Shares. The Federated Funds monitor trading in Fund Shares in an effort to identify disruptive trading activity. The Federated Funds monitor trades into and out of each of the Federated Funds within a period of 30 days or less. The Federated Funds may also monitor trades into and out of the Federated Funds for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Federated Funds will temporarily prohibit the shareholder from making further purchases or exchanges of Federated Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Federated Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Federated Fund Shares. Whether or not the specific monitoring limits are exceeded, the Federated Funds’ management or the Federated Funds Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Federated Funds and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Federated Fund Shares. No matter how the Federated Fund defines its limits on frequent trading of Federated Fund Shares, other purchases and sales of Federated Fund Shares may have adverse effects on the management of the Federated Funds’ portfolios and their performance.

The Federated Funds’ frequent trading restrictions do not apply to purchases and sales of Federated Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Federated Funds at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Federated Fund Shares, purchases and redemptions of Federated Fund Shares by other Federated funds could adversely affect the management of the Federated Funds’ portfolios and their performance.

The Federated Funds will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Federated Funds will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Federated Funds.

The Federated Funds’ objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If an investor plans to exchange Federated Fund Shares for shares of another Federated fund, the investor should read the prospectus of that other Federated fund for more information.

Portfolio Holdings Disclosure Policies

PNC Funds

Each Fund publishes on the Funds’ website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds’ website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after the end of each calendar quarter or month, as applicable. Certain Funds disclose monthly portfolio holdings as of one month prior to the most recent month end. This information will be available on the Funds’ website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. After April 30, 2019, the information will be available on the Funds’ website until the date on which a Fund files its next monthly portfolio holdings report with the SEC on Form N-PORT. For more information on the Funds’ policies and procedures with respect to the disclosure of portfolio securities, see the Funds’ Statement of Additional Information, which is available, free of charge, on the Funds’ website (http://pncfunds.com/resources/prospectus_reports/default.fs).

Federated Funds

Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings and percentage breakdowns of the portfolio by sector and credit quality.

An investor may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com. The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. An investor may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

INFORMATION ABOUT THE REORGANIZATIONS

BOARD CONSIDERATIONS

Considerations of the PNC Funds Board

In advance of its May Meeting, the PNC Funds Board submitted a comprehensive questionnaire to Federated. The PNC Funds Board received information relating to a number of important considerations favoring the Reorganizations, including, among others, the expected benefit to PNC Funds shareholders from the reputation, financial strength and resources of Federated; the fact that the investment objectives and principal investment strategies and risks of each PNC Fund would generally be similar to its corresponding Federated Fund; the representation of the PNC Funds Adviser and Federated Funds Adviser, based on each adviser’s understanding of information available concerning services provided by the other adviser, that there is not expected to be any diminution in the nature, quality and extent of services provided to the PNC Funds and their shareholders as a result of the Reorganizations; the access to Federated’s distribution capabilities, which may create the potential for asset growth; the potential for benefits from operational efficiencies within a larger fund complex; the anticipated tax-free nature of each Reorganization; and the representation that each Reorganization will occur at the NAV of each entity determined in accordance with the Plan and therefore was not expected to dilute the interests of PNC Fund shareholders.

As part of their evaluation of each proposed Reorganization, the PNC Funds Board reviewed and discussed at the May and June Meetings, as well as during two separate executive sessions, the significant amount of information received from PNC Funds Adviser and Federated. This included information about, among other things, the investment objectives, investment strategies, and investment policies of the corresponding Federated Funds into which each PNC Fund would reorganize; the proposed fee and expense structure of the Federated Funds; the potential for benefits from operational efficiencies as a result of or following the Reorganizations; and the investment personnel expected to be primarily responsible for the day-to-day management of the Federated Funds. At the May Meeting, the PNC Funds Board had an opportunity to discuss this information with representatives from Federated as they considered appropriate. Throughout this process, the PNC Funds Board consulted on numerous occasions with its independent legal counsel.

At the June Meeting, the PNC Funds Board, all of whom are Independent Trustees, discussed each proposed Reorganization and its impact on shareholders and considered and unanimously approved the Agreement and Plan of Reorganization for each PNC Fund. The PNC Funds Board determined that each Reorganization was in the best interests of the applicable PNC Fund.

The PNC Funds Board’s determinations were based on a comprehensive evaluation of the information provided to them. During their review, the PNC Funds Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee attributed different weights to various factors. Although the PNC Funds Board considered broader issues arising in the context of the proposed Reorganizations, its determinations with respect to each proposed Reorganization were made on a fund-by-fund basis. Set out below is a brief summary of the PNC Funds Board’s considerations of a number of the most important, but not necessarily all, of the factors considered by the PNC Funds Board, all of whom are Independent Trustees.

•	The terms and conditions of the Agreement and Plan of Reorganization with respect to each proposed Reorganization;
•	The generally substantially similar investment objectives, policies, and restrictions of each PNC Fund and its corresponding Federated Fund. See “Summary – Comparison of Investment Objectives and Policies,” “Summary – Comparison of Investment Risks,” and “Summary – Comparison of Investment Limitations”;
•	The PNC Adviser’s representations that the Federated Funds have generally competitive expense ratios and the comparison of each PNC Fund’s total expense ratio and the projected pro forma expense ratio of that Fund following the proposed Reorganization (including the relevant share class mapping for each Reorganization). See “Summary – Comparative Fee Tables”;
•	The fact that Federated is willing to extend each Federated Fund’s existing “fee limits” for one year from the Closing Date of the Reorganizations;
•	The Federated Funds’ investment returns as compared to those of the PNC Funds;
•	The fact that the PNC Funds Adviser or the Federated Funds Adviser, or their respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by the PNC Funds, the Federated Funds or their shareholders (other than costs relating to the qualification of their shares for sale in various states and/or the disposition of any portfolio securities as described below) (see “Costs of the Reorganizations”);
•	The anticipated transaction costs in connection with the Reorganizations are expected to be minimal;
•	The fact that each Reorganization is intended to qualify as a tax-free “reorganization” at the Fund-level within the meaning of Section 368(a) of the Internal Revenue Code and will not take place unless an opinion of counsel is provided to that effect;
•	Alternatives available to the shareholders of the PNC Funds, in light of the fact that the PNC Funds Adviser has determined that the manufacture, sponsorship and distribution of proprietary mutual funds is not aligned with its overall strategy;

•	The nature and quality of services that the shareholders of the PNC Funds are expected to receive as shareholders of the Federated Funds will generally be comparable to the nature and quality of services that such shareholders currently receive;
•	The fact that shareholders of the PNC Funds will not pay a sales charge to acquire shares of the Federated Funds in connection with the Reorganizations;
•	The qualifications of the investment personnel for the Federated Funds and the management of the Federated Funds;
•	The level of resources and enterprise commitment of the Federated Funds Adviser to compliance and risk management functions;
•	Federated’s commitment to and ability to reinvest in the mutual fund business and its substantial distribution capabilities;
•	That the Reorganizations would allow PNC Funds shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the applicable PNC Fund to do so;
•	The experience and background of the independent trustees of the Federated Funds Boards; and
•	That each proposed Reorganization will be submitted to the shareholders of the PNC Funds for their approval and that shareholders of a PNC Fund who do not wish to becomes shareholders of the corresponding Federated Fund may redeem their PNC Fund shares before the closing of the Reorganization.

Given the above factors, the PNC Funds Adviser advised the PNC Funds Board, and the PNC Funds Board concluded that, when considering the totality of the factors, each Reorganization is in the best interests of each PNC Fund.

Based on the foregoing, the PNC Funds Board approved the Plan and Reorganizations on behalf of the PNC Funds.

Considerations of the Federated Funds Boards

The Boards of Trustees of Intermediate Municipal Trust and Federated Short-Intermediate Duration Municipal Trust (the “Federated Funds Board”) likewise approved the Reorganizations on behalf of the Federated Funds. The Federated Funds Board, including a majority of Independent Trustees, determined that the Reorganizations are in the best interests of the Federated Funds.

The Federated Funds Board made its determinations after reviewing the materials provided to the members of the Federated Funds Board and having the opportunity to request and evaluate such additional information as the Federated Funds Board reasonably deemed necessary to make their determinations. The determinations were made on the basis of each Federated Funds Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have attributed different weights to various factors. The Federated Funds Board considered all factors it deemed pertinent in its business judgement in reviewing the Plan on behalf of the Federated Funds and their shareholders including, but not limited to, the following:

•	That the investment objectives, policies and strategies, and fundamental investment limitations, of the Federated Funds would not change as a result of the Reorganizations;
•	The performance of each PNC Fund and the corresponding Federated Fund relative to each other and their respective benchmarks, and that the Federated Funds’ performance is competitive with that of the corresponding PNC Funds;
•	The Federated Funds will be the accounting survivors of the Reorganizations for performance purposes;
•	That each Federated Fund has greater assets as of March 31, 2019 than the corresponding PNC Fund;

•	The additional assets that would be acquired by the Federated Funds through the Reorganizations, which could result in larger, more viable funds with the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of the Federated Funds over time;
•	Federated Investors, Inc. and the Federated Funds Adviser believe that the Federated Funds have competitive expense ratios, with shareholder fees anticipated to decrease in certain instances, notwithstanding increases in certain other instances. The Federated Funds generally have competitive performance to their corresponding PNC Funds for the 1-, 5- and 10-year periods ended December 31, 2018, although the PNC Funds have outperformed the Federated Funds in certain annual periods. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds for each proposed Reorganization.
•	That the Reorganizations are not expected to have a negative impact on the Federated Funds’ fees and expenses;
•	That the Reorganizations are not expected to result in diminution in the level or quality of services that the shareholders of the Federated Funds currently receive;
•	That the investment personnel for the Federated Funds and the management of the Federated Funds would not change as a result of the Reorganizations;
•	The terms and conditions of the Plans;
•	Federated’s previous experience with transactions similar to the Reorganizations;
•	That the Reorganizations are part of the sale by the PNC Funds Adviser to Federated relating to the PNC Funds Adviser’s business of providing investment management services to the PNC Funds and certain separate accounts and separately managed accounts, the terms and conditions of the sale, Federated’s due diligence of the PNC Funds Adviser in connection with the sale, and the anticipated impact of the sale on Federated;
•	That the Federated Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated in Article IX of the Plans, a form of which is attached as Annex A (See “Information About the Reorganizations – Costs of the Reorganizations”);
•	The estimated post-Reorganization costs and expenses related to the disposition of portfolio securities that the Federated Funds are anticipated to incur, which are currently estimated at less than $100,000 (for more detail, see “Costs of the Reorganization,”); and
•	The Reorganizations are expected to be conducted on a tax-free basis at the Fund-level. However, each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

Based on the foregoing and other information received and considered by the Federated Funds Board (including other information in this Prospectus/Proxy Statement), the Federated Funds Board approved the Plan and Reorganizations on behalf of each Federated Fund.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Plan provides for the respective Reorganizations to occur on the Closing Date, which is expected to be on or about November 15, 2019. On the Closing Date, all or substantially all of the assets of each PNC Fund (other than certain deferred or prepaid expenses shown as an asset on the books of the PNC Fund on the Closing Date, to the extent that they do not have continuing value to the Federated Fund, which deferred or prepaid expenses (if any) will not be acquired, and amounts reserved for payment of the PNC Fund’s liabilities recorded on the PNC Fund’s books on or before the Closing Date) will be transferred to the corresponding Federated Fund. In exchange for the transfer of these assets, the Federated Funds will simultaneously issue to the PNC Funds a number of full and fractional shares of each class of the Federated Funds determined by multiplying (a) the outstanding shares of each class of the PNC Fund by (b) the ratio computed by dividing (x) the NAV per share of such class of the PNC Funds computed as of 4:00 p.m. on the Closing Date by (y) the NAV per share of the corresponding class of Federated Funds shares computed as of 4:00 p.m. on the Closing Date.

In the Reorganizations, the value of the PNC Funds’ assets to be acquired by the Federated Funds shall be the value of such assets as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the respective Federated Fund’s Declaration of Trust or Articles of Incorporation, each as amended and/or restated to date, and its current Prospectus and SAI, and in accordance with the Federated Funds’ valuation procedures or such valuation procedures as shall be mutually agreed upon by Intermediate Municipal Trust and Federated Short-Intermediate Duration Municipal Trust (the “Federated Funds Registrants”) and the Reorganizing Funds Trust and approved by the respective Federated Funds Board and the PNC Funds Board. At the time of the Reorganizations, the NAV per share of the Federated Funds’ shares shall be computed as of the Closing Date, in accordance with valuation procedures established by the Federated Funds Board or such other valuation procedures as shall be mutually agreed upon by the Federated Funds Registrants and the Reorganizing Funds Trust and approved by the respective Federated Funds Board and the PNC Funds Board. Pursuant to the Plan, the Reorganizing Funds Trust and the Federated Funds Registrants have agreed to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuation of the portfolio assets of each PNC Fund determined using the Federated Fund’s valuation procedures as compared to the prices of the same portfolio assets using the PNC Fund’s valuation procedures. There can be no assurance that any such difference will be resolved.

Prior to or as of the Closing Date, the PNC Funds will discharge all of their known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or liabilities arising due to the termination of any PNC Fund contract) as provided in the Plan, and no Federated Fund will assume any liabilities or obligations of the PNC Fund as a result of the Reorganizations. Following the transfer of assets in exchange for shares of the Federated Funds (as applicable), the PNC Funds will distribute in complete liquidation of the PNC Fund, pro rata to its shareholders of record of each class of the PNC Fund, determined as of the close of business on the Closing Date, all of the shares of the corresponding class of Federated Funds received by the PNC Fund. This distribution will be accomplished by the establishment of accounts in the names of the PNC Funds’ shareholders on the share records of the Federated Funds’ transfer agent. The Federated Funds do not issue share certificates to shareholders. The transfer of shareholder accounts from the PNC Funds to the Federated Funds will occur automatically. It is not necessary for PNC Funds shareholders to take any action to actually effect the transfer.

The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganizations is conditioned upon, among other things, the receipt by the Reorganizing Funds Trust and the Federated Funds Registrants of opinions to the effect that the Reorganizations will be tax-free to the PNC Funds, their shareholders and the Federated Funds and that any material differences between the prices of the portfolio assets of a PNC Fund determined using the corresponding Federated Fund’s valuation procedures shall have been eliminated or otherwise resolved to the reasonable satisfaction of the Funds, PNC Funds Adviser and Federated Funds Adviser. A Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true in all material respects or the Federated Funds Board or PNC Funds Board determines that the relevant Reorganization is not in the best interests of the applicable Federated Fund or PNC Fund, respectively.

The PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except: (i) the Federated Funds shall bear expenses, if any, associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. See “Information About the Reorganizations – Costs of the Reorganizations” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan. A form of the Plan for the Reorganizations is attached hereto as Annex A and incorporated herein by reference.

AGREEMENT AMONG FEDERATED, PNC AND THE PNC FUNDS ADVISER

Federated entered into a transaction agreement with the PNC Funds Adviser dated as of May 6, 2019 (“Transaction Agreement”) regarding the sale by the PNC Funds Adviser to Federated (or one or more designated advisory subsidiaries of Federated) of certain assets relating to the PNC Funds Adviser’s business of providing investment management services to the PNC Funds and certain separate accounts and separately managed accounts and the assumption by Federated (or one or more designated advisory subsidiaries of Federated ) of certain liabilities arising after the closing of the transactions (the “Transactions”) contemplated in the Transaction Agreement in respect of the assets to be assigned or sold to Federated and certain PNC Funds Adviser employees to commence employment with Federated or one of its subsidiaries on the date of the closing of the Transactions. PNC, the parent company of the PNC Funds Adviser, also joined the Transaction Agreement for certain restrictive covenants, indemnification and certain other provisions. Pursuant to the Transaction Agreement, the PNC Funds Adviser has agreed to use commercially reasonable efforts to cause each PNC Fund involved in a Reorganization to discharge or transfer to the PNC Funds Adviser all liabilities of such PNC Fund to the extent not discharged at or prior to the closing of the Transactions. To the extent any of these liabilities are not discharged at or prior to the closing of the Transactions, the PNC Funds Adviser will assume such liabilities.

Assuming conditions in the Transaction Agreement and the Plans are met, shareholders of the PNC Funds will become shareholders of the Federated Funds. As consideration for the consummation of the Transactions, the PNC Funds Adviser shall be entitled to receive compensation under the Transaction Agreement in the form of a fixed upfront payment, which is significant in amount, and payable upon confirmation of a successful closing of the Transaction, and an additional amount (which can also be significant in amount), payable approximately 30 days after the closing of the Transaction, calculated based on the amount of the assets of the PNC Funds in the PNC Funds’ cash solutions business.

Under the Transaction Agreement, Federated and the PNC Funds Adviser have each acknowledged and agreed that the Transactions are intended to qualify for the treatment described in, and satisfy the applicable requirements of, Section 15(f) of the 1940 Act. In this regard, Federated and the PNC Funds Adviser subject to their respective fiduciary duties and applicable law, shall use commercially reasonable efforts to comply with the conditions of Section 15(f) of the 1940 Act in respect of the Transactions that are the subject of Section 15(f) of the 1940 Act, including: (i) by taking such action (or refraining from taking such action) as necessary so that for a period of three (3) years after the closing of the Transactions, at least 75% of the Federated Funds Board or any successor thereto (including by reorganization or otherwise) are not “interested persons” (as that term is defined in the 1940 Act) of (a) any investment adviser of such Federated Fund after the closing, or (b) the investment adviser of such Federated Fund (or the applicable PNC Fund) prior to the closing; and (ii) by not imposing or seeking to impose for a period of two (2) years after the closing, an “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) on such Federated Fund.

The PNC Funds Adviser, PNC, Federated and/or their affiliates have agreed upon which entities as among them will be responsible for all (or certain portions of) the transaction costs of the Transactions, including any costs associated with preparing, filing, printing, and mailing this Prospectus/Proxy Statement.

In addition to deal consideration payable under the Transaction Agreement, it also is anticipated that PNC or the PNC Funds Adviser, or their affiliates, will, under agreements with one or more subsidiaries of Federated, be entitled to receive distribution or servicing fees from such subsidiaries on shareholder accounts for which it serves as the broker/dealer or intermediary of record and performs services. However, PNC or the PNC Funds Adviser would no longer receive fees from the PNC Funds or their affiliates with respect to those accounts.

COSTS OF THE REORGANIZATION

Under each of the Plans, the PNC Funds and the Federated Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated below and under Article IX of the Plans, a form of which is attached as Annex A and incorporated herein by reference. The Federated Funds Adviser and/or the PNC Funds Adviser, or their affiliates, will bear certain expenses associated with the PNC Funds’ and the Federated Funds’ participation in the Reorganizations as agreed between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the proxy materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the proxy materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Federated Funds shall bear expenses, if any, associated with the qualification of Federated Fund Shares for sale in the various states. In addition, to the extent that any disposal of portfolio securities is determined to be necessary in connection with a Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the PNC Funds Adviser and the Federated Funds Adviser expect that any such transaction expenses will be minimal. The Federated Funds also may dispose of certain securities, and acquire replacement securities, after the Reorganizations are consummated in the ordinary course. All expenses paid by the Federated Funds will be solely and directly related to the Reorganizations in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the PNC Fund or the Federated Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent any Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

DESCRIPTION OF THE PNC FUNDS AND FEDERATED FUNDS CAPITALIZATION

The shares of the Federated Funds to be issued to shareholders of the PNC Funds under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive rights. Please see the prospectuses of the Federated Funds for additional information about the shares of the Federated Funds.

The following tables set forth the unaudited capitalization of the PNC Funds into the Federated Funds on a pro forma combined basis after giving effect to the Reorganizations as of May 31, 2019. This section is for informational purposes only. If the Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activities in the Funds and changes in NAV.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
PNC Intermediate Tax Exempt Bond Fund (Class A)	$ 2,235,336	237,337	$ 9.42
PNC Intermediate Tax Exempt Bond Fund (Class C)	$ 132,948	14,287	$ 9.31
Share Adjustment[1]		(20,120)
Federated Intermediate Municipal Trust (Service Shares)	$ 54,277,140	5,308,190	$ 10.23
Federated Intermediate Municipal Trust, Pro Forma Combined (Service Shares)	$ 56,645,424	5,539,694	$ 10.23
PNC Intermediate Tax Exempt Bond Fund (Class I)	$ 32,185,187	3,406,774	$ 9.45
Share Adjustment[1]		(257,538)
Federated Intermediate Municipal Trust (IS Shares)	$ 17,620,228	1,723,306	$ 10.22
Federated Intermediate Municipal Trust, Pro Forma Combined (IS Shares)	$ 49,805,415	4,872,542	$ 10.22

1  Share adjustment necessary to reflect shares to be issued based on net assets of PNC Intermediate Tax Exempt Bond Fund and Federated Intermediate Municipal Trust net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
PNC Tax Exempt Limited Maturity Bond Fund (Class A)	$ 155,472	14,893	$ 10.44
Share Adjustment[2]		231
Federated Short-Intermediate Duration Municipal Trust (Service Shares)	$ 11,719,672	1,140,094	$ 10.28
Federated Short-Intermediate Duration Municipal Trust, Pro Forma Combined (Service Shares)	$ 11,875,144	1,155,218	$ 10.28
PNC Tax Exempt Limited Maturity Bond Fund (Class I)	$ 81,561,350	7,823,587	$ 10.43
Share Adjustment[2]		110,396
Federated Short-Intermediate Duration Municipal Trust (IS Shares)	$ 581,246,177	56,558,454	$ 10.28
Federated Short-Intermediate Duration Municipal Trust, Pro Forma Combined (IS Shares)	$ 662,807,527	64,492,437	$ 10.28

1  Total net assets of Federated Short-Intermediate Duration Municipal Trust include an additional $175,901,445 of Class A Shares which are not involved in the Reorganization and are not reflected in the table above.

2  Share adjustment necessary to reflect shares to be issued based on net assets of PNC Tax Exempt Limited Maturity Bond Fund and Federated Short-Intermediate Duration Municipal Trust net asset value per share.

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to each of the Reorganizations, the Federated Funds and the corresponding PNC Funds will receive opinions of counsel to the effect that, on the basis of the existing provisions of the Code current administrative rules and court decisions, for federal income tax purposes:

•	The transfer of all or substantially all of the PNC Fund’s assets to the Federated Fund solely in exchange for Federated Fund Shares (followed by the distribution of Federated Fund shares to the PNC Fund shareholders in dissolution, liquidation and termination of the PNC Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Federated Fund and the PNC Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
•	No gain or loss will be recognized by the Federated Fund upon the receipt of the assets of the PNC Fund solely in exchange for Federated Fund shares.
•	No gain or loss will be recognized by the PNC Fund upon the transfer of the PNC Fund’s assets to the Federated Fund solely in exchange for Federated Fund shares or upon the distribution (whether actual or constructive) of Federated Fund shares to PNC Fund shareholders in exchange for their PNC Fund shares.
•	No gain or loss will be recognized by any PNC Fund shareholder upon the exchange of its PNC Fund shares for Federated Fund shares.
•	The aggregate tax basis of the Federated Fund shares received by each PNC Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the PNC Fund shares held by such PNC Fund shareholder immediately prior to the Reorganization. The holding period of Federated Fund shares received by each PNC Fund shareholder will include the period during which the PNC Fund shares exchanged therefor were held by such shareholder, provided the PNC Fund shares are held as capital assets at the time of the Reorganization.
•	The tax basis of the PNC Fund’s assets acquired by the Federated Fund will be the same as the tax basis of such assets to the PNC Fund immediately prior to the Reorganization. The holding period of the assets of the PNC Fund in the hands of the Federated Fund will include the period during which those assets were held by the PNC Fund.

•	The Federated Fund will succeed to and take into account the items of PNC Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP, counsel providing the opinion, may reasonably request (and the PNC Fund and Federated Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the applicable Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the PNC Fund or any PNC Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Federated Fund nor the PNC Fund may waive the above conditions.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganizations, including (without limitation) information on the Funds’ unrealized gains/losses and capital loss carry forwards, and the possibility that the PNC Funds may make distributions (which may be taxable) of ordinary income and/or realized capital gains to their respective shareholders prior to the Reorganizations being consummated.

Shareholders of the PNC Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganizations.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each PNC Fund and Federated Fund is an open-end management investment company registered under the 1940 Act. The Reorganizing Funds Trust was established under the laws of the State of Delaware. Federated Intermediate Municipal Trust and Federated Short-Intermediate Duration Municipal Trust were established under the laws of the Commonwealth of Massachusetts.

The rights of shareholders of Intermediate Municipal Trust, Federated Short-Intermediate Duration Municipal Trust, and the Reorganizing Funds Trust are defined by their respective organizational documents and state law. The chart in Annex G attached hereto compares the rights of shareholders of the Reorganizing Funds Trust and the rights of shareholders of the Federated Funds Registrants.

INFORMATION ABOUT PNC FUNDS AND FEDERATED FUNDS

WHERE TO FIND ADDITIONAL INFORMATION

Information about the PNC Funds and the Federated Funds are included in the Prospectuses, SAIs, and shareholder reports as set forth in Annex B. All such reports have been filed with the SEC and may be obtained without charge by contacting the Federated Funds at 1-800-341-7400 or the PNC Funds at 1-800-622-3863 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561 or writing the PNC Funds at One East Pratt Street, 5th Floor, Baltimore, MD 21202. The Prospectuses and SAIs of the PNC Funds can be found electronically at www.pncfunds.com. The Prospectuses and SAIs of the Federated Funds are also available electronically on Federated’s website at FederatedInvestors.com.

The Reorganizing Funds Trust, and the Federated Funds Registrants, on behalf of their Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, information/proxy statements and other information filed by the Reorganizing Funds Trust and by the Federated Funds Registrants, on behalf of their Funds, can be obtained by calling or writing the Funds, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the PNC Funds Board. The proxies will be voted at the special meeting of shareholders of the PNC Funds to be held at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202, at 11:00 a.m. (Eastern time), on November 5, 2019 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on the proxy card(s).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the PNC Funds Adviser or its affiliates and/or the Federated Funds Adviser or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the PNC Funds Adviser or its affiliates, or, if necessary, by the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The PNC Funds Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of PNC Funds knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 4, 2019, to shareholders of record at the close of business on August 7, 2019 (the “Record Date”).

Each PNC Fund’s Annual Report, which includes audited financial statements for the fiscal year ended May 31, 2019, was previously mailed to shareholders of the PNC Funds. Each Federated Fund’s Annual Report, which includes audited financial statements was previously mailed to shareholders of the Federated Funds for the applicable fiscal years as follows: May 31, 2019 for Federated Intermediate Municipal Trust; June 30, 2019 for Federated Short-Intermediate Duration Municipal Trust.

The PNC Funds and the Federated Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds’ principal executive officers or by calling the Fund. The principal executive office of the Federated Funds is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. The principal executive office of the PNC Funds is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202. These documents, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for the Federated Funds is www.FederatedInvestors.com. The toll-free telephone number for the Federated Funds is 1-800-341-7400. An investor may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400. The website for the PNC Funds is www.pncfunds.com. The toll-free telephone number for the PNC Funds is 1-800-622-3863.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of each PNC Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Funds are not being solicited since their approval is not required in order to effect the Reorganization.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Reorganizing Funds Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold and take action at the Special Meeting, other than adjourning the Special Meeting, a “quorum” of shareholders of the applicable PNC Fund must be present. Forty percent (40%) of the outstanding shares entitled to vote at the Special Meeting, which are present in person or represented by proxy, shall constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. Approval of the Plan requires the affirmative vote of the holders of not less than a majority of the shares of the PNC Fund cast, in person or by proxy, at the Special Meeting.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Special Meeting but will not be treated as votes cast at such Special Meeting. Abstentions and broker “non-votes”, therefore: (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval.

The Special Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by a vote of the holders of shares entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, or by the chairperson of the PNC Funds Board, the president of the Reorganizing Funds Trust, in the absence of the chairperson of the PNC Funds Board, or any vice president or other authorized officer of the Reorganizing Funds Trust, in the absence of the President of the Reorganizing Funds Trust. A shareholder vote may be taken on any proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

As of August 7, 2019, the Federated Funds Boards and Officers as a group owned less than 1% of the Federated Funds’ outstanding shares.

As of August 7, 2019, the PNC Funds Board and Officers as a group owned less than 1% of the PNC Funds’ outstanding shares.

The following shareholders owned, of record, beneficially, or both, 5% or more of a share class of the indicated Fund’s shares as of August 7, 2019.

PNC Funds

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
PNC Tax Exempt Limited Maturity Bond Fund	A	National Financial Services LLC	499 Washington Blvd Jersey City, NJ 07310	52.90%
		David W Brink and Jane S Brink	Monrovia, CA 91016-0000	28.47%
		National Financial Services LLC	499 Washington Blvd Jersey City, NJ 07310	9.65%
		Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	8.02%
	I	Saxon & Co.	P.O. Box 7780-1888 Philadelphia, PA 19182	78.93%
		Saxon & Co.	P.O. Box 7780-1888 Philadelphia, PA 19182	18.05%
PNC Intermediate Tax Exempt Bond Fund	A	Morgan Stanley Smith Barney LLC	New York Plaza New York, NY 10004	13.71%
		Joan M Lorenzetti Revocable Trust	Hancock, MI 49930-1039	8.82%
		National Financial Services LLC	499 Washington Blvd Jersey City, NJ 07310	7.33%
		National Financial Services LLC	499 Washington Blvd Jersey City, NJ 07310	6.87%
		Charles Schwab & Co Inc.	101 Montgomery St San Francisco, CA 94104-4151	6.81%
		Myrna Audrey Olsen Russel D Olsen Myrna Audrey Olsen Rev Trust	Williamston, MI 48895-9454	5.76%
	C	Raymond James & Assoc. Inc.	39 Port Royal Way Pensacola, FL 32502-5759390	30.65%
		Wells Fargo Clearing Services	2801 Market Street Saint Louis, MO 63103	27.29%
		Merrill Lynch Pierce Fenner & Smith Inc.	4800 Deer Lake Dr. E Jacksonville, FL 32246-6486	25.41%
		Wells Fargo Clearing Services	2801 Market Street Saint Louis, MO 63103	5.80%
		BNYM I S Trust Co Cust Rollover IRA Richard J Lunnen	Sparks, MD 21152-9251	5.40%
	I	Saxon & Co.	PO Box 7780-1888 Philadelphia, PA 19182	89.18%

Federated Funds

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
Federated Short-Intermediate Duration Municipal Trust	Service	National Financial Services LLC	499 Washington Blvd Jersey City, NJ 07310-1995	50.92%
		UBS WM USA	1000 Harbor Blvd Weehawken, NJ 07086-6761	10.72%
		John H Seale Barbara Seale	Jasper, TX 75951-0006	10.37%
		TD Ameritrade Inc.	PO Box 2226 Omaha, NE 68103-2226	6.12%
	Institutional	Charles Schwab & Co Inc.	211 Main St San Francisco, CA 94105-1905	30.19%
		National Financial Services LLC	499 Washington Blvd Jersey City, NJ 07310-1995	26.23%
		NABank & Co.	PO Box 2180 Tulsa, OK 74101-2180	6.77%
Federated Intermediate Municipal Trust	Service	Charles Schwab & Co Inc.	211 Main St San Francisco, CA 94105-1905	36.23%
		National Financial Services LLC	499 Washington Blvd Jersey City, NJ 07310-1995	14.69%
		C/O Trustmark	1 Freedom Valley Dr. Oaks, PA 19456-9989	7.40%
	Institutional	RSNB Bank	200 2nd St Rock Springs, WY 82901-4224	45.55%
		Ledyard & Co	2 Maple St Hanover, NH 03755-2023	23.34%
		Wells Fargo Clearing Services LLC	2801 Market Street St Louis, MO 63103-2523	7.94%
		BNY Mellon NA	PO Box 534005 Pittsburgh, PA 15253-4005	7.72%
		Maril & Co FBO JE C/O M&I Trust Co NA	480 Pilgrim Way Ste 1000 Green Bay, WI 54304-5280	5.56%

The following persons owned of record, beneficially, or both, as of August 7, 2019, 25% or greater of the indicated Fund’s outstanding equity securities. Percentage of the Federated Funds owned may include shareholder’s holdings of other share classes of such Fund not involved in the Reorganization.

PNC Funds

Fund	Name of Shareholder	Address of Shareholder	Percent of Fund
PNC Tax Exempt Limited Maturity Bond Fund	Saxon & Co.*	P.O. Box 7780-1888 Philadelphia, PA 19182	96.79%
PNC Intermediate Tax Exempt Bond Fund	Saxon & Co.*	Po Box 7780-1888 Philadelphia, PA 19182	83.39%

*	Saxon & Co. is organized in the Commonwealth of Pennsylvania.

Federated Funds

Fund	Name of Shareholder	Address of Shareholder	Percent of Fund
Federated Intermediate Municipal Trust	Charles Schwab & Co Inc.**	211 Main St San Francisco, CA 94105-1905	27.06%
**	Charles Schwab & Co., Inc. is organized in the state of California.

INTERESTS OF CERTAIN PERSONS

The Federated Funds Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.

The PNC Funds Adviser is a wholly-owned direct subsidiary of PNC. PNC is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Reorganizing Funds Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees of the Reorganizing Funds Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Reorganizing Funds Trust. Shareholders of the PNC Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Reorganizing Funds Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the PNC Funds’ proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of the PNC Funds,

/s/ Jennifer Spratley

Jennifer Spratley
President

September 26, 2019

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[SELLER FUND]

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this            day of August, 2019, by and between [BUYER REGISTRANT], a [Maryland corporation] [Massachusetts business trust], with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [BUYER FUND NAME] (the “Surviving Fund”), and PNC Funds, a Delaware statutory trust, with its principal place of business at [                     ] (the “Reorganizing Fund Registrant”), on behalf of [SELLER FUND NAME] (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”). [Federated Investment Management Company] [Federated MDTA LLC], a Delaware [statutory trust] [limited liability company] (the “Surviving Fund Adviser”), joins this Agreement solely for purposes of Article IX, and PNC Capital Advisors, LLC (the “Reorganizing Fund Adviser”), a Delaware limited liability company, joins this Agreement solely for purposes of Article IX.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [REORGANIZING FUND SHARE CLASSES]) (the “Reorganizing Fund Shares”) in exchange solely for shares ([SURVIVING FUND SHARE CLASSES], respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares ([SURVIVING FUND SHARE CLASSES]) to the holders of the outstanding shares of the Reorganizing Fund ([REORGANIZING FUND SHARE CLASSES], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the [Surviving Fund and Reorganizing Fund][Funds] are authorized to issue their shares of [stock and beneficial interests, respectively][beneficial interests];

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund [and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];

WHEREAS, the [Trustees][Directors] of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund [and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization] [INCLUDE BRACKETED LANGUAGE FOR 17A-8 REORGANIZATION];

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING

FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares, as detailed on the below table. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

[REORGANIZATION-SPECIFIC SHARE CLASS MAPPING TABLE TO BE INCLUDED]

1.2    ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash (except as provided below), securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence), owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [     ], 2019. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities recorded on the Reorganizing Fund’s books on or before the Closing Date) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [SURVIVING FUND SHARE CLASSES], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [REORGANIZING FUND SHARE CLASSES], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

The Reorganizing Fund may set aside cash up to an amount sufficient to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Surviving Fund.

1.3    LIABILITIES TO BE DISCHARGED. The Reorganizing Fund shall discharge all of its known and quantifiable liabilities and other known obligations (including, without limitation, any trustee deferred compensation liability or any liabilities arising due to the termination of any Reorganizing Fund contract) prior to or as of the Closing Date. For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization. Any liabilities or obligations not discharged by the Reorganizing Fund as of the Closing Date shall be assumed by the Reorganizing Fund Adviser as of the Closing Date.

1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the shares of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, or in connection with the Reorganizing Fund’s liquidation, dissolution and termination.

1.5    OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7    REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

1.8    TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and the completion of all of its regulatory obligations and filings.

1.9    BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).

1.10    OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

With respect to the Class A Shares of the Surviving Fund (“Relevant Surviving Fund Shares”) to be acquired by shareholders of the Reorganizing Fund’s [RELEVANT REORGANIZING FUND SHARE CLASS], in connection with the Reorganization, such a Reorganizing Fund Shareholder will be issued Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV so long as such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization, and not to any existing account with the Surviving Fund or any other fund within the Federated Family of Funds or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Family of Funds (except that Reorganizing Fund Shareholders whose accounts are designated “net asset value” shall retain the “net asset value” designation if the Reorganizing Fund Shareholder exchanges into another fund within the Federated Family of Funds).

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by the respective Boards of [Directors][Trustees][Directors/Trustees] (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).

2.2    VALUATION OF SHARES. The NAV per share of each class of Surviving Fund Shares shall be the NAV per share of such class of Surviving Fund Shares computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant’s [Articles of Incorporation][Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be determined necessary prior to closing and mutually agreed upon by the parties (and approved by their respective Boards).

2.3    SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4    DETERMINATION OF VALUE. All computations of value shall be made by [State Street Bank and Trust Company][Bank of New York Mellon], on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing shall occur on or about [            ], 2019, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Investors, Inc. (“Federated”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or other communication means as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. The Bank of New York Mellon, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund at the closing a certificate of an authorized officer of the Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

3.3    EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.4    TRANSFER AGENT’S CERTIFICATE. The Bank of New York Mellon, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, DST Systems, Inc.), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts relating to the Reorganizing Fund, other than agreements necessary to fulfill the Reorganizing Fund’s responsibilities under paragraph 1.7, will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund). All such other agreements shall be terminated with respect to the Reorganizing Fund promptly after its responsibilities under paragraph 1.7 are discharged.
f)	Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of May 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
i)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund, the Reorganizing Fund Registrant’s Board and committees of the Reorganizing Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
l)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
m)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund Registrant) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Delaware, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.2. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
p)	The information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Surviving Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)	The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
t)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.

4.2    REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a [corporation][business trust] duly organized, and validly existing, [and in good standing] [INCLUDE VARIABLE FOR MD CORPORATIONS] under the laws of the [State of Maryland][Commonwealth of Massachusetts].
b)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to approval by the Reorganizing Fund Shareholders and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
d)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

e)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s [Articles of Incorporation] [Declaration of Trust] or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
f)	Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, administrative proceeding or investigation of or before any court or governmental body if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
g)	The audited financial statements of the Surviving Fund as of [MOST RECENT FYE] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
h)	[The unaudited financial statements of the Surviving Fund as of [MOST RECENT SEMI-ANNUAL REPORTING PERIOD END], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.]
i)	Since the date of the financial statements referred to in sub-paragraph [(h)] above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph [(i)], a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
j)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
k)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund Registrant). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
l)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.

m)	The information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents necessary in connection with the transactions contemplated herein is accurate and complete in all material respects.
n)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided to the Reorganizing Fund Registrant or its service providers and/or agents in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o)	The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year.
p)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Maryland][Massachusetts] law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under [Maryland][Massachusetts] law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
q)	The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.
r)	As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
s)	The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund Registrant’s Board and committees of the Surviving Fund Registrant’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.

t)	The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1    OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions.

5.2    APPROVAL OF SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares provided that the Reorganizing Fund will have no obligation to provide any information other than that contained on the books and records of the Reorganizing Fund’s transfer agent.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Surviving Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.7    PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registrant Statement and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8    PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.9    VALUATION MATTERS. Each of the Reorganizing Fund Registrant and the Surviving Fund Registrant covenants that it will provide prompt notice of any material changes to its respective valuation procedures, as approved by the Reorganizing Fund Registrant’s or the Surviving Fund Registrant’s Board, as applicable, prior to the Closing Date.

5.10    TAX FILINGS. The Reorganizing Fund (or the Reorganizing Fund Adviser on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11     TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Surviving Fund Registrant, on behalf of the Surviving Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund Registrant, on behalf of the Surviving Fund, on or before the Closing Date. All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

Any condition precedent contained in that certain Transaction Agreement, dated May 6, 2019, by and between the Reorganizing Fund Adviser and Federated (the “Transaction Agreement”), with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, on or before the Closing Date. All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

Any condition precedent contained in the Transaction Agreement, with respect to the consummation of the Reorganization in connection with the consummation of the transactions contemplated by such Transaction Agreement, shall have been and remain satisfied, and any right of a party thereto not to consummate this Reorganization shall not have been exercised, by the closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Declaration of Trust and By-Laws. Reasonable evidence of such approval in the form of a secretary’s certificate shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the shareholders of the Reorganizing Fund consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been eliminated or otherwise resolved to the reasonable satisfaction of the parties.

8.6    The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.

f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
g)	The Surviving Fund will succeed to and take into account the items of Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Surviving Fund Adviser or its affiliates and/or the Reorganizing Fund Adviser or its affiliates will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) solicitation and tabulation costs of the transaction; and (d) other related administrative or operational costs. The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. All expenses paid by Surviving Fund will be solely and directly related to the Reorganization in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. All expenses will be paid directly by the party bearing such expenses to the relevant providers of service or other payees. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.

10.2    Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;
b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, or their respective [Directors][Trustees][Directors/Trustees] or their respective officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Reorganizing Fund, [                                ] or the Surviving Fund, 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attn: Chief Legal Officer.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Notwithstanding the foregoing, following the Closing Date, no consent shall be required in respect of (a) the assignment and delegation of this Agreement by the Surviving Fund Adviser or the Reorganizing Fund Adviser to an acquirer of all or substantially all of the assets of such adviser who agrees in writing to be bound by all of the obligations of such adviser hereunder, (b) the merger of the Surviving Fund Adviser or the Reorganizing Fund Adviser with another person, provided the other person agrees in writing to be bound by all of the obligations of such adviser hereunder, or (c) the assignment and delegation of this Agreement by the Surviving Fund Adviser or Reorganizing Fund Adviser as a result of any sale to another person of securities issued by such adviser, provided the other person agrees in writing to be bound by all of the obligations of such party hereunder.

If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Reorganizing Fund Registrant personally, but shall bind only the property of the Reorganizing Fund, as provided in the Declaration of Trust of the Reorganizing Fund Registrant. Moreover, no series of the Reorganizing Fund Registrant other than the Reorganizing Fund shall be responsible for the obligations of the Reorganizing Fund hereunder, and all persons shall look only to the assets of the Reorganizing Fund to satisfy the obligations of the Reorganizing Fund or Reorganizing Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Reorganizing Fund Registrant on behalf of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Declaration of Trust of the Reorganizing Fund Registrant.

It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the [Directors][Trustees], shareholders, nominees, officers, agents, or employees of the Surviving Fund Registrant personally, but shall bind only the property of the Surviving Fund, as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant. Moreover, no series of the Surviving Fund Registrant other than the Surviving Fund shall be responsible for the obligations of the Surviving Fund hereunder, and all persons shall look only to the assets of the Surviving Fund to satisfy the obligations of the Surviving Fund or Surviving Fund Registrant hereunder. The execution and delivery of this Agreement have been authorized by the [Directors][Trustees] of the Surviving Fund Registrant on behalf of the Surviving Fund and signed by authorized officers of the Surviving Fund Registrant, acting as such. Neither the authorization by such [Directors][Trustees] nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the [Articles of Incorporation][Declaration of Trust] of the Surviving Fund Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[BUYER REGISTRANT] on behalf of its portfolio, [Buyer Fund]

By:
Name:
Title:

PNC FUNDS on behalf of its portfolio, [Seller Fund]

By:
Name:
Title:

Solely for purposes of Article IX [Federated Investment Management Company] [Federated MDTA LLC]

By:
Name:
Title:

Solely for purposes of Article IX PNC Capital Advisors, LLC

By:
Name:
Title:

ANNEX B

DOCUMENTS INCORPORATED BY REFERENCE

1.	A Statement of Additional Information (“SAI”) dated September 26, 2019, relating to this Prospectus/Proxy Statement (File Nos. 333-233476 and 811-04314 and 333-233478 and 811-03181).
2.	Prospectus and SAI dated July 31, 2019, for Federated Intermediate Municipal Trust (File Nos. 002-98237 and 811-04314).
3.	Prospectus and SAI dated August 31, 2019, for Federated Short-Intermediate Duration Municipal Trust (File Nos. 002-72277 and 811-03181).
4.	Annual Report dated May 31, 2019, for Federated Intermediate Municipal Trust (File No. 811-04314).
5.	Annual Report dated June 30, 2019, for Federated Short-Intermediate Duration Municipal Trust (File No. 811-03181).
6.	Prospectus and SAI dated September 28, 2018 for PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (File Nos. 033-00488 and 811-04416).
7.	Annual Report dated May 31, 2019, for PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (File No. 811-04416).

ANNEX C

COMPARISON OF INVESTMENT OBJECTIVE AND STRATEGIES

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences
The Fund seeks to provide current income that is exempt from regular federal income tax, while preserving capital.	The Fund’s fundamental investment objective is to provide current income exempt from federal regular income tax.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories, possessions of the United States, the District of Columbia and their political subdivisions, and each of their agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the “Adviser”) considers each security’s yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average duration of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities (bonds) that generate income exempt from federal income tax (including the federal alternative minimum tax). A vote of the Fund’s shareholders is necessary to change the Fund’s fundamental policy. Fund dividends may be taxable for state and local income tax purposes. Also, some Fund distributions may be taxable for federal income tax purposes, such as those derived from taxable investments and distributions of

The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax. The Fund’s investment adviser (“Adviser”) may invest the Fund’s assets without limitation in investments the interest from which (while exempt from the federal regular income tax) may be subject to the federal alternative minimum tax (“AMT”) for individuals. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

At least 75% of the Fund’s portfolio securities will be investment grade or of comparable quality. The Fund’s Adviser expects that, normally, up to 15% of the Fund’s total assets may be invested in securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds. The Adviser may opportunistically invest up to 25% of the Fund’s total assets in securities rated below investment grade (or unrated securities of comparable quality). Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first,

The PNC Intermediate Tax Exempt Bond normally will maintain a dollar-weighted average duration of between three and ten years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. While Federated Intermediate Municipal Trust’s investment adviser may lengthen or shorten duration from time to time based on its interest rate outlook, the Fund does not target a specific duration range.

Certain of the tax-exempt securities in which the Federated Intermediate Municipal Trust invests may be subject to credit enhancement.

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences

short- and long-term capital gains realized on the sale of portfolio securities.

The Fund primarily invests in investment-grade municipal securities. Investment-grade municipal securities are those rated in one of the four highest rating categories as determined by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund may invest up to 10% of its assets in below-investment-grade securities, also known as high-yield bonds or “junk bonds” (generally rated below BBB, Baa, or an equivalent rating by an NRSRO).

The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes. The Fund may also invest without limit in other derivative instruments including those relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

second, third or fourth highest rating category) by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities of comparable quality. For example, securities rated “AAA,” “AA,” “A” or “BBB” (including modifiers, subcategories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings categories, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a ( ) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating. The Fund considers among other factors, a security’s duration (or sensitivity of a security’s price to changes in interest rates), credit quality and structural attributes (such as call protection) in seeking to select securities for the Fund’s portfolio that offer, or that are in sectors that offer, enhanced levels of income. The Fund’s average weighted maturity is not less than three nor more than ten years.

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences
The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero coupon securities, inverse floaters, municipal mortgage-backed securities, planned amortization classes, variable rate demand instruments, municipal notes and municipal auction rate securities. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement. The Adviser may also allocate investments in sectors of the tax-exempt market that offer the highest return. The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund’s portfolio or to hedge against potential losses. A hybrid instrument is a form of investment that combines elements of two different kinds of securities or financial instruments. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included
PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences

within the Fund’s 80% policy (as described below) and are calculated at market value.

The Fund also may invest in certain securities or other investments (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).

Under normal circumstances, the Fund will invest at least 80% of its net assets in a diversified portfolio of municipal securities the income of which is exempt from federal regular income tax with an average weighted maturity of not less than three nor more than ten years. This policy cannot be changed without shareholder approval.

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences
The Fund seeks to provide current income that is exempt from regular federal income tax, while preserving capital.	The Fund’s fundamental investment objective is to provide dividend income which is exempt from federal regular income tax.	The PNC Fund’s investment objective is non-fundamental while the Federated Fund’s objective is fundamental.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. A vote of the Fund’s shareholders is necessary to change the Fund’s fundamental policy. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will	The Fund pursues its objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax. Effective September 30, 2019, the Fund can invest without limitation in securities whose interest may be subject to (or may be a specific preference item for purposes of) the AMT. During the period prior to September 30, 2019, the Fund’s investment adviser (“Adviser”) normally will invest the Fund’s assets entirely in securities whose interest is not subject to (nor a

PNC Tax Exempt Limited Maturity Bond Fund invests in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio duration of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

Federated Short-Intermediate Duration Municipal Trust does not

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences

maintain a dollar-weighted average portfolio duration of between one and five years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes.

In selecting securities for the Fund to buy and sell, PNC Capital Advisors, LLC (the “Adviser”) monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment-grade debt municipal obligations, which are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders. The Fund may invest up to 10% of its assets in below-investment-grade securities, also known as high-yield bonds or “junk bonds” (generally rated below BBB, Baa, or an equivalent rating by an NRSRO). The Fund may also invest up to 20% of its assets in interest rate swaps for hedging purposes.

The Fund may also invest without limit in other derivative instruments including those relating to municipal securities. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

specific preference item for purposes of) the federal alternative minimum tax (“AMT”) for individuals, such that, normally, distributions of annual interest income also are exempt from the AMT. However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund’s investment objective, the Adviser may invest the Fund’s assets in securities that may be subject to AMT. In such circumstances, interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the AMT.

The Fund does not limit itself to securities of a particular maturity range. The Fund’s dollar-weighted average portfolio duration will be less than five years. “Duration” measures the sensitivity of a security’s price to changes in interest rates. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook.

The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (“NRSRO”) or limit itself to securities of a particular maturity range. The Fund’s dollar-weighted average portfolio duration will be less than five years.

PNC Tax Exempt Limited Maturity Bond Fund may invest up to 10% of its assets in below-investment-grade securities, also known as high-yield bonds or “junk bonds” (generally rated below BBB, Baa, or an equivalent rating by an NRSRO).

Federated Short-Intermediate Duration Municipal Trust will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences

unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.

The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, inverse floaters, municipal mortgage-backed securities, variable rate demand instruments and municipal notes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement. The Fund also may principally invest in derivative contracts (such as, for

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences

example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying instrument(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund’s portfolio or to hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.

The Fund also may invest in certain securities or other investments as described herein (such as, market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).

Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

ANNEX D

PRINCIPAL INVESTMENT RISKS

	PNC Intermediate Tax Exempt Bond Fund	Federated Intermediate Municipal Trust	PNC Tax Exempt Limited Maturity Bond Fund	Federated Short-Intermediate Duration Municipal Trust
Call Risk	X	X	X	X
Counterparty Credit Risk	X	X	X	X
Credit Enhancement Risk		X		X
Interest Rate Risk	X	X	X	X
Issuer Credit Risk	X	X	X	X
Leverage Risk		X		X
Liquidity Risk	X	X	X	X
Management and Operational Risk	X		X
Prepayment and Extension Risk	X	X	X	X
Risk Associated with Noninvestment-Grade Securities	X	X	X	X
Risk of Investing in Derivative Contracts and Hybrid Instruments	X	X	X	X
Risk Related to the Economy	X	X	X	X
Sector Risk		X		X
Tax Risk	X	X	X	X
Tax-Exempt Securities Risk	X	X	X	X
Technology Risk	X	X	X	X

Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.

Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking and bond insurance industries also may negatively affect the Fund.

Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Non-investment grade securities generally have a higher default risk than investment grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Liquidity Risk. The fixed-income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund could incur losses.

Management and Operational Risk (PNC Funds only). The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome.

Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, the Fund’s counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.

Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.

Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, currency, liquidity and leverage risks.

Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.

Sector Risk. A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.

Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.

Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.

Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

ANNEX E

COMPARISON OF INVESTMENT LIMITATIONS

The PNC Funds and the Federated Funds each have fundamental investment policies, which may not be changed without shareholder approval, as well as non-fundamental policies, which may be changed by the Funds’ respective Boards without shareholder approval. As discussed in the “Comparison of Investment Objectives and Policies,” the Federated Funds and the PNC Funds are managed using similar investment strategies and the limitations for each Federated Fund and each corresponding PNC Fund are substantially similar. However, there are certain differences in the language of the applicable investment limitations attributable primarily to the fact that the Federated Funds are part of the Federated “family” of funds and the PNC Funds are part of the PNC “family” of funds. Additionally, to the extent a PNC Fund and the corresponding Federated Fund have substantially similar limitations, but one Fund’s limitation is fundamental, while the other Fund’s is non-fundamental, this represents a difference as to whether shareholder approval is required to change such limitation. The following tables compare the investment policies of the PNC Funds and the Federated Funds:

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences

Diversification of Investments (fundamental)

The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

Diversification of Investments (fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities (fundamental)

The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations

Borrowing (fundamental)

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without

PNC Intermediate Tax Exempt Bond Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or
PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences
of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

immediately selling any portfolio instruments. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities would be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund’s income. The Fund will liquidate any such borrowings as soon as possible.

Pledging Assets (fundamental)

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the borrowing.

interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Federated Intermediate Municipal Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio instruments.

Federated Intermediate Municipal Trust will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

Underwriting (fundamental)

The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental)

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

See fundamental policy titled “Borrowing Money and Issuing Senior Securities” above.	Issuing Senior Securities (fundamental) The Fund will not issue senior securities except for delayed-delivery and when-issued transactions and futures contracts, each of which might be considered

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences
senior securities. In addition, the Fund reserves the right to purchase municipal securities which the Fund has the right or obligation to sell to a third party (including the issuer of a participation interest).

Investing in Real Estate (fundamental)

The Fund may not purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

Investing in Real Estate (fundamental) The Fund will not purchase or sell real estate, although it may invest in municipal securities secured by real estate or interests in real estate.

Investing in Commodities (fundamental)

The Fund may not invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.

Investing in Commodities (fundamental) The Fund will not purchase or sell commodities or commodity contracts.

Lending (fundamental)

The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Lending Cash or Securities (fundamental)

The Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued municipal securities as permitted by its investment objective and policies.

PNC Intermediate Tax Exempt Bond Fund may lend money to the extent permitted by the Investment Company Act of 1940. Federated Intermediate Municipal Trust will not lend any of its assets.
PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences

Concentration (fundamental)

The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d) personal credit and business credit businesses will be considered separate industries.

Concentration (non-fundamental)

Notwithstanding sub-paragraph (a) to the concentration limit above, and as a non-fundamental policy (i.e., one that may be changed without any vote of shareholders) the Fund will not concentrate its investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.

Concentration of Investments (fundamental)

The Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry.

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences
There is no corresponding fundamental policy.

Dealing in Puts and Calls (fundamental)

The Fund will not purchase or sell puts, calls, straddles, spreads, or any combination of them, except that the Fund may purchase put options on municipal securities in an amount up to 10% of its total assets or may purchase municipal securities accompanied by agreements of sellers to repurchase them at the Fund’s option.

There is no corresponding fundamental policy.	Acquiring Securities (non-fundamental) The Fund will not acquire the voting securities of any issuer for the purpose of exercising control.

There is no corresponding fundamental policy.

Selling Short and Purchases on Margin (non-fundamental)

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.

Illiquid Securities (non-fundamental)

The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Additional Information With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a	Additional Information For purposes of the diversification limitation, each governmental subdivision, including states and
PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences

non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the Commodities Policy, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Funds are not restricted from investing in or entering into swap contracts or such other financial transactions.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenues of a nongovernmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, subject to a limit on investments in the guarantor of 10% of total assets. The Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation. of such limitation.

As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market

PNC Intermediate Tax Exempt Bond Fund (Reorganizing Fund)	Federated Intermediate Municipal Trust (Surviving Fund)	Certain Differences
the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.	conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences
Diversification of Investments (fundamental) The Fund may not purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

Diversification of Investments (fundamental)

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities (fundamental)

The Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing Money (fundamental)

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then: (a) only in amounts not in excess of 5% of the value of its total assets; or (b) in an amount up to one-third of the value of its total assets, including the amount borrowed. (This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where

PNC Tax Exempt Limited Maturity Bond Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940.

Federated Short-Intermediate Duration Municipal Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes.

Federated Short-Intermediate Duration Municipal Trust will not mortgage, pledge, or hypothecate

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences

the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.) While any such borrowings are outstanding, no net purchases of investment securities will be made by the Fund. If, due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within three business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

Pledging Assets (fundamental)

The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding 10% of the value of the total assets at the time of the borrowing.

its assets except to secure permitted borrowings.

See fundamental policy titled “Borrowing Money and Issuing Senior Securities” above.	Issuing Senior Securities (fundamental) The Fund will not issue senior securities, except as permitted by its investment objective and policies.

Underwriting (fundamental)

The Fund may not act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

Underwriting (fundamental)

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Investing in Real Estate (fundamental)

The Fund may not a purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

Investing in Real Estate (fundamental) The Fund will not buy or sell real estate, although it may invest in municipal securities secured by real estate or interests in real estate.

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences

Investing in Commodities (fundamental)

The Fund may not a invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.

Investing in Commodities (fundamental) The Fund will not buy or sell commodities or commodity contracts.

Lending (fundamental)

The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

	Lending (fundamental) The Fund will not make loans, but may acquire publicly or non-publicly issued municipal securities as permitted by its investment objective, policies and limitations.	PNC Tax Exempt Limited Maturity Bond Fund may lend money to the extent permitted by the Investment Company Act of 1940. Federated Short-Intermediate Duration Municipal Trust will not make loans.

Concentration (fundamental)

The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers

Concentration (fundamental) The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.
PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences

conducting their principal business activities in the same industry, provided that:

(a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d) personal credit and business credit businesses will be considered separate industries.

Concentration (non-fundamental)

Notwithstanding sub-paragraph (a) the Fund will not concentrate its investments in obligations issued by states or municipalities or their political sub-divisions that are not obligations exempt from one or more of the following: regular Federal income tax, state income tax, or local tax.

Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

There is no corresponding fundamental policy.

Selling Short and Buying on Margin (fundamental)

The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences
Illiquid securities (non-fundamental). The Fund will not invest more than 15% of its net assets in securities that are illiquid.

Investing in Illiquid Securities (non-fundamental)

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements that the Fund cannot dispose of within seven days, and certain restricted securities.

Additional Information

With respect to the borrowing money policy above, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities,” except that a Fund may borrow from banks and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should a Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

For purposes of applying the Commodities Policy, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Funds are not restricted from investing in or

Additional Information

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

PNC Tax Exempt Limited Maturity Bond Fund (Reorganizing Fund)	Federated Short-Intermediate Duration Municipal Trust (Surviving Fund)	Certain Differences

entering into swap contracts or such other financial transactions.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

ANNEX F

FINANCIAL HIGHLIGHTS

PNC Funds

Financial Highlights

The tables that follow present performance information about Class A, Class C, Class I, of each Fund, as applicable. This information is intended to help an investor understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s or share class’s operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming an investor reinvested all dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual report dated May 31, 2019 and is incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS–PNC INTERMEDIATE TAX EXEMPT BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 9.32	$ 9.60	$ 9.79	$ 9.59	$ 9.89	$ 9.29	$ 9.56	$ 9.75	$ 9.55	$ 9.88

Net Investment Income(1)	0.21	0.21	0.22	0.25	0.25	0.19	0.19	0.19	0.22	0.23
Realized and Unrealized Gain (Loss) on Investments	0.32	(0.23)	(0.12)	0.23	(0.02)	0.32	(0.22)	(0.12)	0.23	(0.03)

Total from Investment Operations	0.53	(0.02)	0.10	0.48	0.23	0.51	(0.03)	0.07	0.45	0.20

Dividends from Net Investment Income	(0.21)	(0.21)	(0.22)	(0.25)	(0.25)	(0.19)	(0.19)	(0.19)	(0.22)	(0.25)
Distributions from Net Realized Gains	(0.19)	(0.05)	(0.07)	(0.03)	(0.28)	(0.19)	(0.05)	(0.07)	(0.03)	(0.28)

Total Dividends and Distributions	(0.40)	(0.26)	(0.29)	(0.28)	(0.53)	(0.38)	(0.24)	(0.26)	(0.25)	(0.53)

Net Asset Value, End of Year	$ 9.45	$ 9.32	$ 9.60	$ 9.79	$ 9.59	$ 9.42	$ 9.29	$ 9.56	$ 9.75	$ 9.55

Total Return †	5.90%	(0.24)%	1.03%	5.03%	2.38%	5.65%	(0.36)%	0.80%	4.82%	2.10%

Ratios/Supplemental Data
Net Assets End of Year (000)	$ 32,185	$ 53,979	$ 70,735	$ 79,299	$ 75,621	$ 2,235	$ 2,578	$ 2,613	$ 2,913	$ 2,823
Ratio of Expenses to Average Net Assets	0.54%	0.54%	0.53%	0.53%	0.53%	0.79%	0.71%(2)	0.76%	0.74%	0.78%
Ratio of Net Investment Income to Average Net Assets	2.30%	2.23%	2.25%	2.53%	2.55%	2.05%	2.06%(2)	2.03%	2.32%	2.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.84%	0.73%	0.66%	0.64%	0.61%	2.00%	0.96%	0.89%	0.85%	0.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.00%	2.04%	2.12%	2.42%	2.47%	0.84%	1.81%	1.90%	2.21%	2.22%
Portfolio Turnover Rate	5%	18%	32%	22%	23%	5%	18%	32%	22%	23%

Class C
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 9.18	$ 9.46	$ 9.66	$ 9.46	$ 9.76

Net Investment Income(1)	0.12	0.11	0.12	0.15	0.15
Realized and Unrealized Gain (Loss) on Investments	0.32	(0.23)	(0.13)	0.23	(0.01)

Total from Investment Operations	0.44	(0.12)	(0.01)	0.38	0.14

Dividends from Net Investment Income	(0.12)	(0.11)	(0.12)	(0.15)	(0.16)
Distributions from Net Realized Gains	(0.19)	(0.05)	(0.07)	(0.03)	(0.28)

Total Dividends and Distributions	(0.31)	(0.16)	(0.19)	(0.18)	(0.44)

Net Asset Value, End of Year	$ 9.31	$ 9.18	$ 9.46	$ 9.66	$ 9.46

Total Return †	4.91%	(1.26)%	(0.09)%	4.09%	1.42%

Ratios/Supplemental Data
Net Assets End of Year (000)	$ 133	$ 123	$ 238	$ 314	$ 392
Ratio of Expenses to Average Net Assets	1.54%	1.54%	1.53%	1.46%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	1.23%	1.25%	1.60%	1.56%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	21.19%	1.73%	1.66%	1.57%	1.59%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(18.35)%	1.04%	1.12%	1.49%	1.48%
Portfolio Turnover Rate	5%	18%	32%	22%	23%
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

FINANCIAL HIGHLIGHTS–PNC TAX EXEMPT LIMITED MATURITY BOND FUND

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

Tax Exempt Limited Maturity Bond Fund
	Class I					Class A
	2019	2018	2017	2016	2015	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$ 10.19	$ 10.41	$ 10.46	$ 10.39	$ 10.50	$ 10.21	$ 10.42	$ 10.47	$ 10.39	$ 10.50

Net Investment Income(1)	0.15	0.15	0.15	0.16	0.16	0.13	0.13	0.12	0.13	0.13
Realized and Unrealized Gain (Loss) on Investments	0.24	(0.22)	(0.05)	0.07	(0.11)	0.23	(0.22)	(0.05)	0.08	(0.11)

Total from Investment Operations	0.39	(0.07)	0.10	0.23	0.05	0.36	(0.09)	0.07	0.21	0.02

Dividends from Net Investment Income	(0.15)	(0.15)	(0.15)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.13)	(0.13)
Distributions from Net Realized Gains	—	—	— *	—	—	—	—	— *	—	—

Total Dividends and Distributions	(0.15)	(0.15)	(0.15)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.13)	(0.13)

Net Asset Value, End of Year	$ 10.43	$ 10.19	$ 10.41	$ 10.46	$ 10.39	$ 10.44	$ 10.21	$ 10.42	$ 10.47	$ 10.39

Total Return †	3.91%	(0.66)%	0.96%	2.19%	0.46%	3.55%	(0.84)%	0.68%	2.01%	0.19%

Ratios/Supplemental Data
Net Assets End of Year (000)	$ 81,561	$ 95,621	$ 121,660	$ 131,767	$ 133,081	$ 156	$ 203	$ 206	$ 249	$ 452
Ratio of Expenses to Average Net Assets	0.54%	0.54%	0.53%	0.53%	0.53%	0.79%	0.76%(2)	0.81%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.47%	1.43%	1.49%	1.50%	1.26%	1.24%(2)	1.15%	1.22%	1.23%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.69%	0.61%	0.58%	0.56%	0.55%	9.21%	0.88%	0.86%	0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.36%	1.40%	1.38%	1.46%	1.48%	(7.16)%	1.12%	1.10%	1.19%	1.21%
Portfolio Turnover Rate	25%	27%	31%	29%	36%	25%	27%	31%	29%	36%
*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower.

Federated Funds

Financial Highlights

The tables that follow present performance information about IS Shares and Service Shares of each Federated Fund. The information will help an investor understand the Federated Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year ends and independent registered public accounting firms for each of the Federated Funds are set forth below. Each independent registered public accounting firm’s reports, along with each Federated Fund’s audited financial statements, are included in each Federated Fund’s annual report. The annual reports are incorporated by reference into the Statement of Additional Information.

Federated Fund	Fiscal Year End	Auditor
Federated Intermediate Municipal Trust	May 31	Ernst & Young LLP
Federated Short-Intermediate Duration Municipal Trust	June 30	Ernst & Young LLP

FINANCIAL HIGHLIGHTS–FEDERATED INTERMEDIATE MUNICIPAL TRUST-INSTITUTIONAL SHARES1

(For a Share Outstanding Throughout Each Period)

Year Ended May 31
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$ 9.92	$ 10.13	$ 10.38	$ 10.08	$ 10.17
Income From Investment Operations:
Net investment income	0.24	0.24 [2]	0.25	0.26	0.26
Net realized and unrealized gain (loss)	0.35	(0.20)	(0.13)	0.32	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.59	0.04	0.12	0.58	0.25
Less Distributions:
Distributions from net investment income	(0.24)	(0.24)	(0.25)	(0.26)	(0.26)
Distributions from net realized gain	(0.05)	(0.01)	(0.12)	(0.02)	(0.08)
TOTAL DISTRIBUTIONS	(0.29)	(0.25)	(0.37)	(0.28)	(0.34)
Net Asset Value, End of Period	$ 10.22	$ 9.92	$ 10.13	$ 10.38	$ 10.08
Total Return[3]	6.02%	0.43%	1.17%	5.79%	2.50%

Ratios to Average Net Assets:
Net expenses	0.48%[4]	0.47%[4]	0.40%	0.38%	0.38%
Net investment income	2.41%	2.39%	2.48%	2.56%	2.55%
Expense waiver/reimbursement and reduction[5]	0.38%	0.33%	0.36%	0.33%	0.35%
Supplemental Data:
Net assets, end of period (000 omitted)	$ 17,620	$ 14,563	$ 6,833	$ 5,021	$ 4,650
Portfolio turnover	25%	30%	35%	36%	37%

1	Prior to December 29, 2017, Institutional Shares were designated as Class Y Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.48% and 0.47% for the years ended May 31, 2019 and May 31, 2018, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

FINANCIAL HIGHLIGHTS–FEDERATED INTERMEDIATE MUNICIPAL TRUST-SERVICE SHARES1

(For a Share Outstanding Throughout Each Period)

Year Ended May 31
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$ 9.92	$ 10.13	$ 10.38	$ 10.08	$ 10.17
Income From Investment Operations:
Net investment income	0.22	0.22 [2]	0.23	0.24	0.24
Net realized and unrealized gain (loss)	0.36	(0.20)	(0.13)	0.32	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.58	0.02	0.10	0.56	0.23
Less Distributions:
Distributions from net investment income	(0.22)	(0.22)	(0.23)	(0.24)	(0.24)
Distributions from net realized gain	(0.05)	(0.01)	(0.12)	(0.02)	(0.08)
TOTAL DISTRIBUTIONS	(0.27)	(0.23)	(0.35)	(0.26)	(0.32)
Net Asset Value, End of Period	$ 10.23	$ 9.92	$ 10.13	$ 10.38	$ 10.08
Total Return[3]	5.87%	0.20%	0.99%	5.60%	2.32%

Ratios to Average Net Assets:
Net expenses	0.72%[4]	0.69%[4]	0.58%	0.56%	0.56%
Net investment income	2.17%	2.16%	2.28%	2.38%	2.37%
Expense waiver/reimbursement and reduction[5]	0.38%	0.34%	0.42%	0.40%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$ 54,277	$ 61,943	$ 84,868	$ 107,010	$ 101,995
Portfolio turnover	25%	30%	35%	36%	37%

1	Prior to December 29, 2017, Service Shares were designated as Institutional Shares.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.72% and 0.69% for the years ended May 31, 2019 and May 31, 2018, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

FINANCIAL HIGHLIGHTS–FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST-INSTITUTIONAL SHARES

(For a Share Outstanding Throughout Each Period)

Year Ended June 30
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$ 10.21	$ 10.26	$ 10.35	$ 10.32	$ 10.40
Income From Investment Operations:
Net investment income	0.19	0.16	0.14	0.14	0.15
Net realized and unrealized gain (loss)	0.09	(0.05)	(0.09)	0.03	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.28	0.11	0.05	0.17	0.07
Less Distributions:
Distributions from net investment income	(0.19)	(0.16)	(0.14)	(0.14)	(0.15)
Net Asset Value, End of Period	$ 10.30	$ 10.21	$ 10.26	$ 10.35	$ 10.32
Total Return[1]	2.81%	1.10%	0.49%	1.63%	0.63%

Ratios to Average Net Assets:
Net expenses	0.46%[2]	0.46%[2]	0.46%	0.46%	0.46%
Net investment income	1.91%	1.58%	1.36%	1.33%	1.40%
Expense waiver/reimbursement[3]	0.21%	0.24%	0.23%	0.23%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$ 575,676	$ 689,739	$ 840,891	$ 876,680	$ 807,057
Portfolio turnover	39%	18%	32%	15%	17%

1	Based on net asset value.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.46% for the years ended June 30, 2019 and 2018, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

FINANCIAL HIGHLIGHTS–FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST-SERVICE SHARES

(For a Share Outstanding Throughout Each Period)

Year Ended June 30
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$ 10.22	$ 10.26	$ 10.35	$ 10.32	$ 10.40
Income From Investment Operations:
Net investment income	0.17	0.14	0.11	0.11	0.12
Net realized and unrealized gain (loss)	0.08	(0.04)	(0.09)	0.03	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.25	0.10	0.02	0.14	0.04
Less Distributions:
Distributions from net investment income	(0.17)	(0.14)	(0.11)	(0.11)	(0.12)
Net Asset Value, End of Period	$ 10.30	$ 10.22	$ 10.26	$ 10.35	$ 10.32
Total Return[1]	2.46%	0.95%	0.25%	1.39%	0.38%

Ratios to Average Net Assets:
Net expenses	0.70%[2]	0.71%[2]	0.70%	0.70%	0.71%
Net investment income	1.67%	1.30%	1.12%	1.09%	1.15%
Expense waiver/reimbursement[3]	0.35%	0.34%	0.33%	0.33%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$ 11,663	$ 14,429	$ 31,831	$ 30,225	$ 30,838
Portfolio turnover	39%	18%	32%	15%	17%

1	Based on net asset value.
2	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.70% and 0.71% for the years ended June 30, 2019 and June 30, 2018, respectively, after taking into account these expense reductions.
3	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

ANNEX G

SUMMARY OF RIGHTS OF SHAREHOLDERS

The Reorganizing Funds Trust and the Federated Funds Registrants are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV.

Each PNC Fund is a portfolio of the Reorganizing Funds Trust, which was established as a statutory trust under the laws of the State of Delaware. Federated Intermediate Municipal Trust and Federated Short-Intermediate Duration Municipal Trust are Massachusetts business trusts.

The Reorganizing Funds Trust and the Federated Funds Registrants are governed by their respective Declarations of Trust, By-laws and Boards of Trustees. The rights of shareholders of the PNC Funds and the shareholders of the Federated Funds as set forth in their respective Declarations of Trust and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the PNC Funds and shareholders of the Federated Funds:

CATEGORY	THE REORGANIZING FUNDS TRUST (PNC INTERMEDIATE TAX EXEMPT BOND FUND AND PNC TAX EXEMPT LIMITED MATURITY BOND FUND)	FEDERATED INTERMEDIATE MUNICIPAL TRUST	FEDERATED SHORT- INTERMEDIATE DURATION MUNICIPAL TRUST
Preemptive Rights	None.	None.	None.

Preferences	None.	None.	None.

Appraisal Rights	None.	None.	None.

Conversion Rights

The Board of Trustees, by vote of a majority of the Trustees, may cause (i) the Trust to convert to an “other business entity”(as defined in Section 3801 of the DSTA) formed or organized under the laws of the State of Delaware, as permitted pursuant to Section 3821 of the DSTA; (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to Section 2 of Article VIII; or (iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Any such statutory conversion, Share conversion, or Share exchange shall not require

		None.	None.

the vote of the Shareholders unless such vote is required by the 1940 Act; provided, however, that the Board of Trustees shall provide at least thirty (30) days’ prior written notice to the Shareholders of the Trust of any conversion of Shares of the Trust pursuant to Subsections (b)(i) or (b)(ii) of Section 2 or exchange of Shares of the Trust pursuant to Subsection (b)(iii) of Section 2, and at least thirty (30) days’ prior written notice to the Shareholders of a particular Series of any conversion of Shares of such Series pursuant to Subsection (b)(ii) of Section 2 or exchange of Shares of such Series pursuant to Subsection (b)(iii) of Section 2.

Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.	None.

Annual Meetings	Not required.	Not required.	Not required.

Right to Call Shareholder Meetings

Shall be called by the president or any vice-president of the Trust at the request of the Shareholders holding not less than ten (10) percent of the Shares, provided that the Shareholders requesting such meeting shall have paid the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such Shareholders.

		Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares of all Series and Classes entitled to vote. Shareholders shall be entitled to at least fifteen days’ notice of any meeting.	Special meetings of the Shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares of all Series and Classes entitled to vote. Shareholders shall be entitled to at least fifteen days’ notice of any meeting.
Notice of Meetings	Not less than 10 nor more than 120 days before the date of the meeting.	Shareholders shall be entitled to at least fifteen days’ notice of any meeting.	Shareholders shall be entitled to at least fifteen days’ notice of any meeting.

Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 120 days nor less than 10 days before the date of any meeting.

For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board may fix in advance a record date which shall not be more than sixty (60) days before the date of any such meeting.

For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board may fix in advance a record date which shall not be more than sixty (60) days before the date of any such meeting.

Quorum for Meetings

Forty percent (40%) of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at such Shareholders’ meeting, except when a larger quorum is required by the Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more Series or Classes is required, forty percent (40%) of the outstanding Shares of each such Series or Class entitled to vote at a Shareholders’ meeting of such Series or Class, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting of

		Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, one-fourth of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder’s meeting of that Series or Class.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, one-fourth of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder’s meeting of that Series or Class.

such Series or Class, except when a larger quorum is required by the Declaration of Trust, the Bylaws, applicable law, or the requirements of any securities exchange on which Shares of such Series or Class are listed for trading, in which case such quorum shall comply with such requirements.

Voting Powers	Shareholders shall have the power to vote only (i) on such matters required by the Declaration of Trust, the Bylaws, the 1940 Act, other applicable law, and any registration statement of the Trust filed with the SEC, the registration of which is effective; and (ii) on such other matters as the Board of Trustees may consider necessary or desirable. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.	Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust	Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, the Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

or the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, the Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Vote Required for Election of Trustees

Subject to the provisions of Article III, Section 6(d) of the Declaration of Trust, when a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by applicable law. Where a separate vote by Series and, if applicable by Class, is required, the preceding sentence shall apply to such separate votes by Series and Classes.

		Subject to any applicable requirement of law or of the Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.	Subject to any applicable requirement of law or of the Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.
Adjournment of Meetings	Any Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, or by the chairperson of the Board, the president of the Trust, in the absence of the chairperson of the Board, or any vice president or other authorized officer of the Trust, in the absence of the president.

If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders

Any Trustee may be removed, with or without cause, by the Shareholders at any meeting called for that purpose. When a quorum is present at any meeting, a majority of the votes cast shall decide any questions.

		A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

Personal Liability of Officers and Trustees	A Trustee, officer, employee, or other agent of the Trust (“Agent”) shall be liable to the Trust and to any Shareholder for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, for such Agent’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Agent	No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, officer, employee	No Trustee, officer, employee or agent of the Trust shall have the power to bind any other Trustee, officer, employee or agent of the Trust personally. The Trustees, officers, employees or agents of the Trust incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, officer, employee

(such conduct referred to herein as “Disqualifying Conduct”), and for nothing else.

Subject to the above and to the fullest extent that limitations on the liability of Agents are permitted by the DSTA, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any Investment Adviser or Principal Underwriter of the Trust.

No Agent, when acting in its respective capacity as such, shall be liable personally to any Person, other than the Trust or a Shareholder, to the extent provided above, for any act, omission, or obligation of the Trust or any Trustee thereof.

or agent of the Trust and not in his own individual capacity.

Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustees and officers shall not be responsible for or liable in any event for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services to the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or agent of the Trust and not in his own individual capacity.

Provided they have acted under the belief that their actions are in the best interest of the Trust, the Trustees and officers shall not be responsible for or liable in any event for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any entity providing administrative services to the Trust, but nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal,

		before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).	before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”).

Personal Liability of Shareholders	As provided in the Delaware Statutory Trust Act, Shareholders shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to

The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to indemnity and reimbursement out of Trust property to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporate entity, its corporate or general successor) shall be entitled to indemnity and reimbursement out of Trust property to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable. Such indemnification and reimbursement shall come exclusively from the assets of the relevant Series or Class.

The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or

CATEGORY	THE REORGANIZING FUNDS TRUST (PNC INTERMEDIATE TAX EXEMPT BOND FUND AND PNC TAX EXEMPT LIMITED MATURITY BOND FUND)	FEDERATED INTERMEDIATE MUNICIPAL TRUST	FEDERATED SHORT- INTERMEDIATE DURATION MUNICIPAL TRUST
		obligation of the Trust or any Series or Class and satisfy any judgment thereon.	obligation of the Trust or any Series or Class and satisfy any judgment thereon.

Right of Inspection

Maintenance and inspection of Share Register. The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number, Series and Classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder’s interest as a Shareholder. A separate and distinct share register shall be maintained for each Series.

Maintenance and inspection of Declaration of Trust. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these Bylaws, as amended or restated from time to time, where they may be inspected during the Trust’s regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related

		The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the shareholders of any Series or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Series or Class.	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the shareholders; and no shareholder shall have any right of inspecting any account or book or document of the Trust except as conferred by laws or authorized by the Trustees or by resolution of the shareholders.

to such Shareholder’s interest as a Shareholder.

Maintenance and inspection of other records. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. Separate and distinct books and records shall be maintained for each Series.

Liquidation and Dissolution	The Trust or Series may be dissolved upon the vote of the holders of not less than a majority of the Shares of the Trust or Series, respectively, cast.

b) The Trustees may, by majority action, with the approval of the holders of more than fifty percent of the outstanding Shares of each Series or Class entitled to vote and voting separately by Series or Class, sell and convey the assets of the Trust or any Series or Class to another trust or corporation. Upon making provision for the payment of all liabilities, by assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.

b) The Trustees may, by majority action, with the approval of the holders of more than fifty percent of the outstanding Shares of each Series or Class entitled to vote and voting separately by Series or Class, sell and convey the assets of the Trust or any Series or Class to another trust or corporation. Upon making provision for the payment of all liabilities, by assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class then outstanding.

c) The Trustees may at any time sell and convert into money all the assets of the Trust, or a class or Series of the Trust, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares having an interest in such assets.

(d) Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

c) The Trustees may at any time sell and convert into money all the assets of the Trust, or a class or Series of the Trust, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Trust, the Trustees shall distribute the remaining assets of the Trust ratably among the holders of the outstanding Shares having an interest in such assets.

(d) Upon completion of the distribution of the remaining proceeds of the remaining assets as provided in paragraphs (b) and (c), the Trust or the applicable Series or Class shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder or with respect thereto and the right, title and interest of all parties shall be canceled and discharged.

Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.	Unlimited, no par value.

Shareholder Proxies	Every Shareholder entitled to vote for Trustees or on any other matter that may properly come before the meeting shall have the right to do so either in person or by one or more agents authorized by a written	Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than	Any shareholder entitled to vote at any meeting of shareholders may vote either in person or by proxy. Every proxy shall be in writing subscribed by the shareholder or his duly authorized attorney and proxy executed by the Shareholder and filed with the secretary of the Trust; PROVIDED, that an alternative to the execution of a written proxy may be permitted. A proxy shall be deemed executed if the Shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission (as defined in Section 3806 of the DSTA) or otherwise) by the Shareholder or the Shareholder’s attorney-in-fact. A valid proxy that does not state that it is irrevocable shall continue in full force and effect unless revoked by the Shareholder executing it, or using one of the permitted alternatives to execution, described in the next paragraph, by a written notice delivered to the secretary of the Trust prior to the exercise of the proxy or by the Shareholder’s attendance and vote in person at the meeting; PROVIDED, HOWEVER, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise expressly provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

		six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise	dated, but need not by sealed, witnessed or acknowledged. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust or, if the meeting shall so decide, by the Secretary of the Meeting.
specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee Power to Amend Organizational Documents	The Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by the Declaration of Trust or the 1940 Act, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 and Article V. Any such restatement thereof and/or amendment hereto shall be effective immediately upon execution and, if applicable, Shareholder approval or upon such future date and time as may be stated therein. The Certificate of Trust shall be restated and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the Certificate of Trust shall be executed by at least one Trustee and shall be effective immediately upon its filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.	Prior to the initial issuance of Shares pursuant to Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, amendments or supplements to this instrument may be authorized by a majority of the Trustees than in office and by a Majority Shareholder Vote of all Series and classes then outstanding and entitled to vote thereon (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, which amendment or supplement thereafter shall form a part hereof. Any such amendment or supplement (which may be in the form of a complete restatement) may be evidenced by either	Prior to the initial issuance of Shares pursuant to Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, amendments or supplements to this instrument may be authorized by a majority of the Trustees then in office and by a Majority Shareholder Vote of all Series and Classes then outstanding and entitled to vote thereon (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, which amendment or supplement thereafter shall form a part hereof. Any such amendment or supplement (which may be in the form of a complete restatement) may be evidenced by either

The Bylaws may be amended, restated or repealed or new Bylaws may be adopted by a vote of the Board as set forth in Article IV, Section 3(c) of the Declaration of Trust; or pursuant to Article VIII, Section 2(a) of the Declaration of Trust and Section 3815(f) of the DSTA.

(i) a supplemental Declaration of Trust signed by at least a majority of the Trustees then in office or (ii) by a certificate of the President and Secretary of the Trust setting forth such amendment or supplement and certifying that such amendment or supplement has been duly authorized by the Trustees, and if required, by the shareholders. Copies of the supplemental Declaration of Trust or the certificate of the President and Secretary, as the case may be, shall be filed as specified in Section 5 of Article XII.

The By-Laws may be amended by a majority vote of all of the Trustees.

(i) a supplemental Declaration of Trust signed by at least a majority of the Trustees then in office or (ii) by a certificate of the President and Secretary of the Trust setting forth such amendment or supplement and certifying that such amendment or supplement has been duly authorized by the Trustees, and if required, by the shareholders. Copies of the supplemental Declaration of Trust or the certificate of the President and Secretary, as the case may be, shall be filed as specified in Section 5 of Article XII.

The By-Laws may be amended by a majority vote of all of the Trustees.

Involuntary Redemption of Accounts	At the option of the Board of Trustees, the Trust, or the applicable Series thereof, from time to time, without the vote of the Shareholders but subject to the 1940 Act, may redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established, from time to time, by the Board of Trustees.	The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become

The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder’s account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become concentrated to an extent which would cause the Trust or any Series to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares of such Series or Class, reject any order for the purchase of such Shares or refuse to give effect to the transfer of such Shares.

concentrated to an extent which would cause the Trust or any Series to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares of such Series or Class, reject any order for the purchase of such Shares or refuse to give effect to the transfer of such Shares.

50287 (9/19)

STATEMENT OF ADDITIONAL INFORMATION

September 26, 2019

RELATING TO THE ACQUISITION OF THE ASSETS OF

PNC INTERMEDIATE TAX EXEMPT BOND FUND

PNC TAX EXEMPT LIMITED MATURITY BOND FUND
each a series of PNC Funds

(the “PNC Funds”)

One East Pratt Street – 5th Floor

Baltimore, MD 21202

Telephone No: 1-800-622-3863

BY AND IN EXCHANGE FOR SHARES OF

FEDERATED INTERMEDIATE MUNICIPAL TRUST
FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST

(the “Federated Funds”)

Federated Investors Funds
4000 Ericsson Drive

Warrendale, PA 15086-7561

Telephone No: 1-800-341-7400

This Statement of Additional Information, dated September 26, 2019, is not a prospectus. A Prospectus/Proxy Statement, dated September 26, 2019, related to the proposed reorganizations (each a “Reorganization”) pursuant to which a Federated Fund would acquire all or substantially all of the assets (except certain deferred or prepaid expenses, and certain amounts reserved for payment of a PNC Fund’s liabilities recorded on the PNC Fund’s books) of the corresponding PNC Fund as set forth in the chart below, in exchange for the shares of the applicable share class(es) of the Federated Fund to be distributed pro rata to shareholders of the corresponding class(es) by the corresponding PNC Fund, in complete liquidation, dissolution and termination of the PNC Fund.

If you own shares of:	You will receive shares of:
PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares
PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares

The Prospectus/Proxy for the above-referenced matter may be obtained from Federated Investors Funds on behalf of the above-named Federated Funds, by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information (“SAI”) of Federated Intermediate Municipal Trust dated July 31, 2019, as supplemented.
2.	Audited Financial Statements of Federated Intermediate Municipal Trust dated May 31, 2019.
3.	Pro Forma Financial Information for Federated Intermediate Municipal Trust and PNC Intermediate Tax Exempt Bond Fund Reorganization.

4.	SAI of Federated Short-Intermediate Duration Municipal Trust dated August 31, 2019, as supplemented.
5.	Audited Financial Statements of Federated Short-Intermediate Duration Municipal Trust dated June 30, 2019.
6.	Pro Forma Financial Information for Federated Short-Intermediate Duration Municipal Trust and PNC Tax Exempt Limited Maturity Bond Fund Reorganization.

7.	SAI of PNC Intermediate Tax Exempt Bond Fund dated September 28, 2018, as supplemented.
8.	Audited Financial Statements of PNC Intermediate Tax Exempt Bond Fund dated May 31, 2019.

9.	SAI of PNC Tax Exempt Limited Maturity Bond Fund dated September 28, 2018, as supplemented.
10.	Audited Financial Statements of PNC Tax Exempt Limited Maturity Bond Fund dated May 31, 2019.

INFORMATION INCORPORATED BY REFERENCE

Federated Intermediate Municipal Trust

Federated Short-Intermediate Duration Municipal Trust

PNC Intermediate Tax Exempt Bond Fund

PNC Tax Exempt Limited Maturity Bond Fund

The following documents are incorporated by reference into this SAI. Copies of the Federated Funds’ documents may be obtained at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by calling 1-800-341-7400. Copies of the PNC Funds’ documents may be obtained at One East Pratt Street – 5th Floor, Baltimore, MD 21202 or by calling 1-800-622-3863.

1.	SAI dated July 31, 2019, as supplemented, for Federated Intermediate Municipal Trust (File Nos. 002-98237 and 811-04314).
2.	SAI dated August 31, 2019, as supplemented, for Federated Short-Intermediate Duration Municipal Trust (File Nos. 002-72277 and 811-03181).
3.	Annual Report dated May 31, 2019 for Federated Intermediate Municipal Duration Trust (File No. 811-04314).
4.	Annual Report dated June 30, 2019 for Federated Short-Intermediate Duration Municipal Trust (File No. 811-03181).
5.	SAI dated September 28, 2018, as supplemented, for PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (File Nos. 033-00488 and 811-04416).
6.	Annual Report dated May 31, 2019 for PNC Intermediate Tax Exempt Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (File No. 811-04416).

PRO FORMA FINANCIAL INFORMATION

Federated Intermediate Municipal Trust

PNC Intermediate Tax Exempt Bond Fund

Federated Short-Intermediate Duration Municipal Trust

PNC Tax Exempt Limited Maturity Bond Fund

The PNC Funds and the Federated Funds (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end diversified management investment companies. The PNC Funds are advised by PNC Capital Advisors, LLC (the “PNC Funds Adviser”) and the Federated Funds are advised by Federated Investment Management Company (the “Federated Funds Adviser”).

The unaudited pro forma information provided herein should be read in conjunction with the historical financial statements of the PNC Funds (included in the PNC Fund’s Annual Report for the fiscal year ended May 31, 2019) and in Federated Intermediate Municipal Trust’s and Federated Short-Intermediate Duration Municipal Trust’s Annual Reports for the fiscal year ended May 31, 2019 and June 30, 2019, respectively, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (“GAAP”) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

Narrative Description of the Pro Forma Effects of each Reorganization

The unaudited pro forma information set forth below is intended to present expense ratios and supplemental data as if each Reorganization of a PNC Fund into the corresponding Federated Fund had been consummated at the beginning of the fiscal period. With respect to PNC Intermediate Tax Exempt Bond Fund – Federated Intermediate Municipal Trust, the pro forma is for the twelve months ended May 31, 2019 and with respect to PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust for the twelve months ended June 30, 2019. Each Reorganization is intended to consolidate the PNC Fund with a corresponding Federated Fund with generally substantially similar investment objectives, policies, risks and limitations that are generally substantially similar. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

Each Agreement and Plan of Reorganization provides that the PNC Funds and the Federated Funds will not bear any reorganization expenses associated with their participation in the Reorganizations, except as contemplated in Article IX of the Agreement and Plan of Reorganization. The Federated Funds Adviser, or its affiliates, and/or the PNC Funds Adviser, or its affiliates, will bear certain expenses associated with the Federated Funds’ and PNC Funds’ participation in the Reorganizations. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the prospectus/proxy statement on Form N-14; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the prospectus/proxy statement on Form N-14; (e) solicitation costs of the transaction; and (f) other related administrative or operational costs.

It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).

PNC Intermediate Tax Exempt Bond Fund – Federated Intermediate Municipal Trust

Federated Intermediate Municipal Trust offers two classes of shares: Institutional Shares and Service Shares. PNC Intermediate Tax Exempt Bond Fund offers three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares, Class C Shares and Class I Shares of PNC Intermediate Tax Exempt Bond Fund for Service Shares, Service Shares and Institutional Shares of Federated Intermediate Municipal Trust, respectively. Under GAAP, Federated Intermediate Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Intermediate Tax Exempt Bond Fund or its shareholders as a result of the Reorganization.

PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust

Federated Short-Intermediate Duration Municipal Trust offers three classes of shares: Class A Shares, Institutional Shares and Service Shares. PNC Tax Exempt Limited Maturity Bond Fund offers two classes of shares: Class A Shares and Class I Shares. The Reorganization provides for the proposed exchange of assets of Class A Shares and Class I Shares of PNC Tax Exempt Limited Maturity Bond Fund for Service Shares and Institutional Shares of Federated Short-Intermediate Duration Municipal Trust, respectively. Under GAAP, Federated Short-Intermediate Duration Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be a tax-free reorganization under the Code. No gain or loss is expected to be recognized by PNC Tax Exempt Limited Maturity Bond Fund or its shareholders as a result of the Reorganization.

Portfolio Valuation

In calculating net asset value (“NAV”), each Federated Fund generally values investments as follows:

▪	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Federated Fund’s Board of Trustees (the “Trustees”).
▪	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
▪	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
▪	Over-the-counter (“OTC”) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
▪	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Federated Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Federated Fund's valuation policies and procedures, the Federated Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Federated Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Federated Fund determines its NAV per share.

Fair Valuation Procedures

The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Federated Funds, the Federated Funds Adviser and certain of the Federated Funds Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Federated Funds Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The respective Federated Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The respective Federated Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

Pro Forma Adjustments

PNC Intermediate Tax Exempt Bond Fund – Federated Intermediate Municipal Trust

As of May 31, 2019, PNC Intermediate Tax Exempt Bond Fund’s net assets amounted to approximately $34.6 million and Federated Intermediate Municipal Trust’s net assets amounted to approximately $71.9 million. The expected net assets of the combined fund, had the Reorganization been consummated on June 1, 2018, are approximately $106.5 million.

At May 31, 2019, PNC Intermediate Tax Exempt Bond Fund and Federated Intermediate Municipal Trust each paid investment advisory fees computed at the annual rate of 0.40%, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended May 31, 2019, the proposed Reorganization of Federated Intermediate Municipal Trust and PNC Intermediate Tax Exempt Bond Fund would have resulted in a decrease in net operating expenses of approximately $65,000. While a decrease in gross expenses of approximately $50,000 in professional fees, $33,000 in share registration costs, $22,000 each in miscellaneous and director’s fees and $64,000 in transfer agent fees would have resulted due to the combining of two portfolios into one, the lower costs would have reduced by $140,000 the amount of waivers required to maintain Federated Intermediate Municipal Trust’s voluntary expense caps. With respect to Federated Intermediate Municipal Trust, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by Federated Intermediate Municipal Trust, if any) paid by the Fund’s Institutional Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.45% and 0.70% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2020; or (b) the date of the Fund’s next effective prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

PNC Tax Exempt Limited Maturity Bond Fund - Federated Short-Intermediate Duration Municipal Trust

As of June 30, 2019, PNC Tax Exempt Limited Maturity Bond Fund’s net assets amounted to approximately $78.2 million and Federated Short-Intermediate Duration Municipal Trust’s net assets amounted to approximately $766.0 million. The expected net assets of the combined Fund, had the Reorganization been consummated on July 1, 2018, are approximately $844 million.

At June 30, 2019, PNC Tax Exempt Limited Maturity Bond Fund and Federated Short-Intermediate Duration Municipal Trust each paid investment advisory fees computed at the annual rate of 0.40%, as a percentage of average daily net assets.

On a pro forma basis, for the twelve months ended June 30, 2019, the proposed Reorganization of Federated Short-Intermediate Duration Municipal Trust and PNC Tax Exempt Limited Maturity Bond Fund would have resulted in a decrease in net operating expenses of approximately $60,000. While a decrease of approximately $58,000 in professional fees, $27,000 in miscellaneous expenses and $68,000 in transfer agent fees would have resulted due to the combining of two portfolios into one, shareholder services fees would have increased $95,000 due to the higher fee structure on the Federated Short-Intermediate Duration Municipal Trust’s Institutional Shares. On a pro forma basis, the combined Fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain contractual expense caps. With respect to Federated Short-Intermediate Duration Municipal Trust, under the investment advisory contract, the Adviser is required to reimburse/waive the amount limited to the amount of the advisory fee, by which the Federated Short-Intermediate Duration Municipal Trust’s Institutional Shares aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws, expenses of withholding taxes and extraordinary expenses, exceed 0.45% of the Federated Short-Intermediate Duration Municipal Trust’s Institutional Shares average daily net assets. Additionally, the Federated Funds Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Federated Short-Intermediate Duration Municipal Trust, if any) paid by the Fund’s Class A Shares, Institutional Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.97%, 0.47% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2020; or (b) the date of the Federated Fund’s next effective prospectus. While the Federated Funds Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including, the later of (a) December 1, 2020 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization.

Tax Status

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. After each respective Reorganization, each Federated Fund intends to continue to qualify as a regulated investment company by complying with the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code, including by distributing to shareholders each year substantially all of its net tax-exempt income, investment company taxable income (computed without regard to the deduction for dividends paid), and net realized capital gain, if any. Accordingly, no provision for federal income tax is necessary. In addition, prior to each Reorganization, each PNC Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt income, investment company taxable income (computed without regard to the deduction for dividends paid), and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization.

The Funds’ cost of investments for financial accounting purposes does not differ significantly from such cost for federal income tax purposes. For Federated Intermediate Municipal Trust and Federated Short-Intermediate Duration Municipal Trust, any differences are primarily the result of discount accretion/premium amortization on debt securities.

Capital Loss Carryforwards

As of May 31, 2019, neither the PNC Funds nor Federated Intermediate Municipal Trust had any capital loss carryforwards available to offset future net realized capital gains.

As of June 30, 2019, Federated Short-Intermediate Duration Municipal Trust had $4,972,990 of capital loss carryforwards available to offset future net realized capital gains.

FEDERATED INTERMEDIATE MUNICIPAL TRUST
FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST

Investment Adviser, Administrator and Distributor

1001 Liberty Avenue
Pittsburgh, PA 15222

PNC INTERMEDIATE TAX EXEMPT BOND FUND
PNC TAX EXEMPT LIMITED MATURITY BOND FUND

each a series of PNC Funds

Investment Adviser and Co-Administrator

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, MD 21202

Co-Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Distributor

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

50306 (9/19)

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the Proxy Card.
4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E84216-S89580	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

1. To approve an Agreement and Plan of Reorganization pursuant to which Federated Short-Intermediate Duration Municipal Trust would acquire all or substantially all of the assets (except certain deferred or prepaid expenses) of PNC Tax Exempt Limited Maturity Bond Fund, in exchange for Service or Institutional Shares of Federated Short-Intermediate Duration Municipal Trust to be distributed pro rata by PNC Tax Exempt Limited Maturity Bond Fund to its shareholders of Class A or Class I Shares, respectively, in complete liquidation, dissolution and termination of PNC Tax Exempt Limited Maturity Bond Fund.	For	Against	Abstain

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

E84217-S89580

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

A portfolio of PNC Funds

SPECIAL MEETING OF SHAREHOLDERS — November 5, 2019

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of PNC Tax Exempt Limited Maturity Bond Fund, a portfolio of PNC Funds (the “Trust”), hereby revoking any proxy heretofore given, designate and appoint Jennifer Spratley, Mallory Bivens, Lauren Kast and Ryan Frampton as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 5, 2019 at the offices of PNC Capital Advisors, LLC located at One East Pratt Street, 5th Floor, Baltimore, MD 21202, at 11:00 a.m. (Eastern Time), and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.